CONFIDENTIAL TREATMENT FOR PORTIONS OF THIS EXHIBIT HAS BEEN REQUESTED
FROM THE SECURITIES AND EXCHANGE COMMISSION

Exhibit 10.4

EXECUTION COPY

Dated June 1, 2011

(1)                                  BUNGE SECURITIZATION B.V., as Seller

(2)                                  BUNGE NORTH AMERICA CAPITAL, INC., as U.S. Intermediate Transferor

(3)                                  COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., as Italian Intermediate Transferor

(4)                                  BUNGE FINANCE B.V., as Master Servicer

(5)                                  The Persons set forth on Schedule 1 hereto as Sub-Servicers

(6)                                  COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., as Administrative Agent

SERVICING AGREEMENT

Schedule

1.Initial Sub-Servicers

Exhibits

EXHIBIT A-1	Form of Monthly Report
EXHIBIT A-2	Form of Weekly Report
EXHIBIT A-3	Form of Outstanding Receivables Report
EXHIBIT B	Form of Servicer Power of Attorney
EXHIBIT C	Form of Administrative Agent and Seller Power of Attorney
EXHIBIT D	Form of Italian First Notice of Assignment
EXHIBIT E	Form of Italian Monthly Notice of Assignment
EXHIBIT F	Form of Joinder Agreement

THIS AGREEMENT is dated June 1, 2011 and made between:

(1)                                  BUNGE SECURITIZATION B.V., a private limited liability company organized under the laws of the Netherlands, as Seller (the “Seller”);

(2)                                  BUNGE NORTH AMERICA CAPITAL, INC., a Delaware corporation, as the U.S. Intermediate Transferor (“U.S. Intermediate Transferor”);

(3)                                  COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., as the Italian Intermediate Transferor (“Italian Intermediate Transferor”);

(4)                                 BUNGE FINANCE B.V., a private limited liability company organized under the laws of the Netherlands (“Bunge”), as the Master Servicer (as defined below);

(5)                                  The Persons set forth on Schedule 1 hereto, as Sub-Servicers (as defined below) and each Person added to this Agreement after the date hereof as a Sub-Servicer pursuant to a Joinder Agreement in the form of Exhibit F hereto (each an “Originator” and, collectively, the “Originators”); and

(6)                                  COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., as Administrative Agent (the “Administrative Agent”).

BACKGROUND:

(A)                              The Seller and the other Seller Parties shall from time to time acquire Receivables and any Related Security with respect thereto from the Originators pursuant to Originator Sale Agreements.

(B)                                In the case of Receivables and Related Security acquired by Seller Parties other than the Seller, the Seller will acquire such Receivables and Related Security from such other Seller Parties pursuant to the Intermediate Transfer Agreements.

(C)                                Each of the Seller Parties and the Secured Parties desires that the Master Servicer conduct the servicing, administration and collection of the Portfolio Receivables and Related Security with respect thereto on the terms and subject to the conditions set forth in this Agreement.

(D)                               Bunge has agreed to act as the initial Master Servicer in accordance with the terms and subject to the conditions set forth in this Agreement.

(E)                                 Each of the Originators has agreed to act as a Sub-Servicer in accordance with the terms and subject to the conditions set forth in this Agreement.

(F)                                 The Master Servicer and each Sub-Servicer from time to time appointed in accordance herewith (each a “Servicer Party” and, collectively, the “Servicer Parties”) intend to, and shall, conduct the servicing, administration, collection and management of the Portfolio Receivables and Related Security with respect thereto on the terms and subject to the conditions set forth in this Agreement.

IT IS AGREED that:

1.                                       DEFINITIONS

1.1                                 Definitions

Unless otherwise defined herein, capitalised terms which are used herein shall have the meanings assigned to such terms in Section 1.1 (Certain Defined Terms) of the Receivables Transfer Agreement, dated the date hereof, among the Seller, the Master Servicer, Bunge Limited, as Performance Undertaking Provider, the entities from time to time parties thereto as Conduit Purchasers, Committed Purchasers and Purchaser Agents and the Administrative Agent (the “Receivables Transfer Agreement”). In the case of any inconsistency between such terms and the terms defined in this Agreement, the terms defined in this Agreement shall prevail for all purposes of this Agreement.

1.2                                 Interpretation

The principles of interpretation set forth in Sections 1.2  (Other terms) and 1.3 (Computation of time periods) of the Receivables Transfer Agreement shall apply to this Agreement as if fully set forth herein.

2.                                       ADMINISTRATION AND COLLECTIONS

2.1                                 Designation of Master Servicer; Power of Attorney

(a)                                  (i) The servicing, administration, collection and management of the Portfolio Receivables shall be conducted by the Person so designated hereunder from time to time (such Person, the “Master Servicer”). Until the Administrative Agent (with the consent or at the direction of the Required Committed Purchasers) gives notice to the Seller Parties of the designation of a new Master Servicer (which notice may only be given at any time following the occurrence and during the continuation of a Servicer Default), Bunge is hereby designated as and is hereby appointed by the Seller, each Intermediate Transferor party hereto and the Administrative Agent (each such Person having an interest in such appointment by reason of the rights granted to it pursuant to the Transaction Documents) as, and hereby agrees to perform the duties and obligations of, the Master Servicer pursuant to the terms of this Agreement and the other Transaction Documents; and (ii) Bunge acknowledges that each of the Seller Parties and the Secured Parties have relied on its agreement to act as Master Servicer hereunder in making the decision to execute the Transaction Documents to which such Persons are a party.  Bunge hereby agrees and acknowledges that it may not resign from the obligations and liabilities imposed on it hereunder and under the other Transaction Documents to which it is a party; provided, that Bunge may, with the prior written consent of the Administrative Agent and the Required Committed Purchasers (such consent not to be unreasonably withheld) resign as Master Servicer if (A) a successor Master Servicer which is an Affiliate or Subsidiary of Bunge has agreed to act as Master Servicer substantially on the terms and conditions hereof, (B) the Performance Undertaking Provider has provided a reaffirmation, in form and substance reasonably satisfactory to the

Administrative Agent and the Required Committed Purchasers, of its obligations under the Performance Undertaking after giving effect to such resignation and appointment, and (C) such successor Master Servicer has agreed to execute documentation, in form and substance reasonably satisfactory to the Administrative Agent and the Required Committed Purchasers, to effect its appointment as, and the assumption of the rights and duties of, the Master Servicer hereunder and under the Transaction Documents; provided, further, no such resignation will be effective until such successor Master Servicer has been appointed pursuant to such documentation.  For the avoidance of doubt, any such appointment of a successor Master Servicer pursuant to, and in accordance with, this Section 2.1(a)(ii) shall not terminate the appointment of any Sub-Servicer.

(b)                                 The Administrative Agent may, and at the direction of the Required Committed Purchasers shall, but only following the occurrence and during the continuation of a Servicer Default, designate as Master Servicer any Person (including itself or any back-up servicer appointed pursuant to Section 6.1 of the Receivables Transfer Agreement) to succeed Bunge or any successor Master Servicer, on such terms and conditions as the Administrative Agent and such successor Master Servicer shall agree.

(c)                                  Each of the Originators, the Seller, each Intermediate Transferor party hereto and Bunge (to the extent not then acting as Master Servicer hereunder) (each a “Grantor”) hereby agrees that the Master Servicer may take any and all steps in such Grantor’s name and on behalf of such Grantor as are necessary or desirable, in the reasonable determination of the Master Servicer, to collect all amounts due under any and all Portfolio Receivables, any Related Security with respect thereto and any other Collateral, including endorsing such Grantor’s respective name on checks and other instruments representing Collections, giving instructions and other directions in respect of the Facility Accounts and enforcing such Portfolio Receivables, Related Security and the related Contracts and taking all such other actions set forth in this Section 2. In furtherance of the foregoing, each Grantor hereby agrees to execute and deliver to the Master Servicer a power of attorney substantially in the form of Exhibit B (Form of Servicer Power of Attorney).  In case of any power of attorney granted by a German Originator, such power of attorney will be granted under release of the restrictions of section 181 of the German Civil Code (Bürgerliches Gesetzbuch).

2.2                                 Duties of the Master Servicer

(a)                                  The Master Servicer shall take or cause to be taken all such actions as may be necessary or advisable to collect and manage the Portfolio Receivables and any Related Security, with reasonable care and diligence, all in accordance with this Agreement and the other Transaction Documents, applicable Laws and the Credit and Collection Policies.  The Seller, each Intermediate Transferor party hereto and the Administrative Agent hereby appoint the Master Servicer, from time to time designated pursuant to Section 2.1, as their agent to enforce their respective rights and interests in the Portfolio Receivables, the Related Security and the related Contracts. In performing its duties as Master Servicer, the Master Servicer shall use the same care and apply the same policies as it would exercise and apply if it owned such Portfolio Receivables and shall act in such manner as it reasonably determines to be in the best interests of the Purchasers, the Agents and the other Secured Parties as Persons having an interest in the Portfolio Receivables. At any time following the occurrence and during the continuation of a Facility Termination Event or a Specified Seller Termination Event (but only with respect to the Portfolio Receivables and Related Security originated by the Originators with respect to which such Specified Seller Termination Event relates), the Administrative Agent shall have the sole right to direct the Master Servicer to commence or settle any legal action to enforce collection of any Portfolio Receivable or any Related Security with respect thereto.  The Master Servicer shall not be conferred any powers to enter into contracts in the name of the Seller, each Intermediate Transferor party hereto or the Administrative Agent.

(b)                                 The Master Servicer shall perform and shall comply with, and agrees to be bound by, the terms of the Intermediate Transfer Agreements, the Originator Sale Agreements and the other Transaction Documents which are specifically expressed to be applicable to it as Master Servicer (as defined herein or therein) in the same manner as if it were a party thereto and agrees to perform and to be bound by all covenants and other undertakings required of it as Master Servicer (as defined herein or therein) pursuant to the terms of such agreements or which the Seller Parties, as applicable, agree to cause or direct the Master Servicer to do or perform (or perform through the Master Servicer) under any such agreement.

(c)                                  If no Facility Termination Event or Specified Seller Termination Event (but only with respect to Portfolio Receivables and Related Security originated by Originators with respect to which such Specified Seller Termination Event relates) shall have occurred and be continuing, the Servicer may extend, amend or otherwise modify the terms and conditions of any Portfolio Receivable or Related Security (i) in accordance with the applicable Credit and Collection Policies, (ii) as required by Law or (iii) otherwise in a manner that would not have a Material Adverse Effect or materially adversely affect the interests or remedies of the Seller (or its assignees); provided that the classification of any such Portfolio Receivable as a delinquent Receivable or Defaulted Receivable shall not be affected by any such extension or adjustment; provided, further that (x) if such Portfolio Receivable is an Eligible Receivable, the Master Servicer shall not amend or modify such Portfolio Receivable or any Contract related thereto in a manner that would cause such Portfolio Receivable to cease to be an Eligible Receivable unless following such amendment or modification the Aggregate Invested Amount would not exceed the Funding Base, and (y) if such amendment or modification would cause all or any portion of such Receivable to be a Diluted Receivable, the Master Servicer shall not amend or modify such Portfolio Receivable or any Contract related thereto unless the Master Servicer or the relevant Originator makes any payment with respect to all Deemed Collections required in connection therewith in accordance with the Transaction Documents. If a Facility Termination Event or Specified Seller Termination Event (but only with respect to Portfolio Receivables and Related Security originated by Originators with respect to which such Specified Seller

Termination Event relates) shall have occurred and be continuing, the Master Servicer may grant such extensions or adjustments only with the prior written consent of the Administrative Agent.  In no event shall the Master Servicer be entitled to make any Purchaser, any Agent or any other Secured Party a party to any litigation involving the Transaction Documents or the Receivables without such Purchaser’s, such Agent’s or such Secured Party’s prior written consent.  In no event shall the Master Servicer be entitled to make the Seller a party to any litigation involving the Transaction Documents or the Receivables without the Seller’s and the Administrative Agent’s prior written consent.

(d)                                 The Master Servicer shall maintain for the benefit of the Seller, the Administrative Agent, the Purchaser Agents and each Purchaser all documents, purchase orders, invoices, agreements, books, records and other information which evidence or relate to the Portfolio Receivables, any Related Security with respect thereto, the applicable Contracts and the related Obligors whether now existing or hereafter arising.  The Master Servicer shall mark its (and shall procure that the relevant Originator marks its) master data processing records evidencing the Portfolio Receivables with a legend, reasonably acceptable to the Administrative Agent, that such Portfolio Receivables have been sold to the Administrative Agent (for the benefit of the Purchasers).

(e)                                  The Master Servicer shall, as soon as practicable following receipt thereof, and in any event within two (2) Business Days after receipt thereof, turn over or cause to be turned over to the applicable Originator or such other Person as may be entitled thereto any cash collections or other cash proceeds received in the Facility Accounts and not constituting Collections of Portfolio Receivables, Related Security with respect thereto or any other Collateral.

(f)                                    Each of the parties hereto agrees that, unless otherwise required by contract or applicable Law or clearly indicated by facts or circumstances or unless an Obligor designates that a payment be applied to a specific Receivable, all Collections from an Obligor shall be applied in the order of maturity of the Receivables of such Obligor starting with the Receivable of such Obligor having the earliest maturity date (whether or not such Receivables are Portfolio Receivables).

(g)                                 Each of the Seller, each Intermediate Transferor party hereto and the Originators hereby appoints the Administrative Agent, as their agent, at any time a Servicer Default has occurred and is continuing, to (if it so elects) itself perform, or cause the performance of, any obligations of the Master Servicer which have not been performed by the Master Servicer in accordance herewith; and the Administrative Agent’s costs and expenses reasonably incurred in connection therewith shall be payable by the Master Servicer.

2.3                                 Reporting requirements

(a)                                  Monthly Reports

No later than 3:30 p.m. (London time) on each Monthly Reporting Date, the Master Servicer shall deliver to the Administrative Agent and the Seller a

Monthly Report in the form of Exhibit A-1 (Form of Monthly Report), based on information as of the close of business on the last Business Day of the immediately preceding Calculation Period.  The Administrative Agent shall promptly forward each Monthly Report to the Purchaser Agents (by the end of the day (London time) if received by 3:30 p.m. (London time)).

(b)                                 Weekly Reports

If the Applicable S&P Rating is below “BBB-” (or withdrawn or suspended) and the Applicable Moody’s Rating is below “Baa3” (or withdrawn or suspended), then weekly reporting shall be required and no later than 12:00 noon (London time) on the fourth Business Day (or, if such calendar week has less than 4 Business Days, on the last Business Day of such calendar week) of each calendar week (starting not later than the 30th day following such rating event), the Master Servicer shall deliver to the Administrative Agent and the Seller a Weekly Report in the form of Exhibit A-2 (Form of Weekly Report), based on information as of the close of business on the last Business Day of the immediately preceding calendar week.

(c)                                  List of Receivables

The Master Servicer covenants and agrees to provide the Administrative Agent with an Outstanding Receivables Report in the form of Exhibit A-3 (Form of Outstanding Receivables Report) within three (3) Business Days of request.  This request will be limited to once per any 364-day period prior to the occurrence of a Facility Event.  Any such Outstanding Receivables Report provided by the Master Servicer in response to such request shall include the name of each Obligor and the Unpaid Balance of the Portfolio Receivables of such Obligor.

(d)                                 Transmission of Portfolio Reports and Outstanding Receivables Report

The Master Servicer shall transmit each Portfolio Report and Outstanding Receivables Report to Administrative Agent by electronic mail. In addition, the Master Servicer shall, upon the request of the Administrative Agent, transmit a copy of such Portfolio Report or Outstanding Receivables Report to the Administrative Agent by facsimile.

(e)                                  [Reserved.]

(f)                                    Notice of Facility Events and Portfolio Events

As soon as possible and in any event within two (2) Business Days after a Responsible Officer of the Master Servicer obtains knowledge of the occurrence of any Facility Event (including any Servicer Default or Potential Servicer Default) or Portfolio Event, the Master Servicer shall furnish or cause to be furnished to the Administrative Agent a statement of a Responsible Officer of the Master Servicer setting forth details of such Facility Event or Portfolio Event and, if applicable, the action that the Master Servicer or any of the other Transaction Parties has taken and proposes to take with respect thereto.

(g)                                 Notice of downgrades

As soon as possible and in any event within the five (5) Business Days after a Responsible Officer of the Master Servicer obtains knowledge thereof, the Master Servicer shall provide to the Administrative Agent notice of any downgrade in the Applicable S&P Rating or Applicable Moody’s Rating, respectively (or the withdrawal by either S&P or Moody’s of the Applicable S&P Rating or Applicable Moody’s Rating, respectively), setting forth the debt affected and the nature of such change (or withdrawal).

(h)                                 Termination or Suspension of Originator Sale Agreement

The Master Servicer shall furnish or cause to be furnished to the Administrative Agent (i) at least ten (10) Business Days’ prior written notice of any termination of the sale of Receivables by an Originator to the Seller or an Intermediate Transferor, as the case may be, pursuant to the related Originator Sale Agreement to which such Originator is a party and (ii) as soon as possible and in any event within two (2) Business Days after a Responsible Officer of the Master Servicer obtains knowledge of the occurrence thereof, notice of any Seller Event under any Originator Sale Agreement.

(i)                                     Notices under Transaction Documents

Promptly after receipt thereof by the Master Servicer or the Seller (if copied to the Master Servicer), the Master Servicer shall furnish or cause to be furnished to the Administrative Agent copies of all notices received by the Seller or the Master Servicer from any Originator or any Seller Party in connection with any Transaction Document to the extent not previously provided to the Agents by another Transaction Party.

(j)                                     Litigation; Material Adverse Effect

Promptly (and in any event within five (5) Business Days) after a Responsible Officer of the Master Servicer obtains knowledge thereof, the Master Servicer shall furnish or cause to be furnished to the Administrative Agent notice of:

(i)                                     (A) the filing or commencement of, or any written threat or notice of intention of any Person to file or commence, any action, suit, litigation or proceeding, whether at law or in equity or by or before any Official Body or in arbitration against, or any investigation by any Official Body that may exist with respect to any Transaction Party, the Facility Accounts, the Transaction Documents or the transactions contemplated thereby in each case, which could reasonably be expected, in the reasonable discretion of the Master Servicer, to have a Material Adverse Effect or (B) any material adverse development that has occurred with respect to any such previously disclosed litigation, investigation or proceeding; and

(ii)                                  any other event or condition with respect to any Transaction Party that has had, or in the reasonable discretion of the Master Servicer would reasonably be expected to have, a Material Adverse Effect.

(k)                                  Pro forma reports

On or prior to the date on which (i) any Originator Sale Agreement or the right and obligation of any Originator to sell Receivables to a Seller Party is to be terminated or (ii) a material portion of the Obligors of an Originator are to be characterized as Excluded Obligors, the Master Servicer shall provide to the Administrative Agent twelve (12) months (or such other applicable period agreed to by the Administrative Agent) of Receivables data giving pro forma effect to any reduction in the Net Eligible Receivables Balance resulting from the termination of such Originator or Originator Sale Agreement or exclusion of such Obligors.  In the event any Originator or Originator Sale Agreement is so terminated or a material portion of the Obligors of an Originator are to be excluded, the ratios used in calculating the Reserve Percentage shall be determined as if the Receivables of such Originator or Originators under such Originator Sale Agreement or such Excluded Obligors, as applicable, had never existed.  The prior written consent of each Purchaser Agent to such termination or exclusion shall be required if such termination or exclusion would result in the Aggregate Invested Amount exceeding the Funding Base.

(l)                                     Other information

As soon as reasonably practical and in any event no later than ten (10) Business Days after a request by any Agent, the Master Servicer shall deliver to each Agent such other information with respect to (i) the Portfolio Receivables, the Related Security, the Facility Accounts or the Collateral as such Agent may from time to time reasonably request, or (ii) any Facility Event or Portfolio Event or Material Adverse Effect related to the Master Servicer as such Agent may from time to time reasonably request.

2.4                                 Transition to successor Master Servicer

(a)                                  If terminated as Master Servicer following the occurrence of a Servicer Default, Bunge agrees that it will (i) terminate and, cause each existing Sub-Servicer to terminate, its collection activities in a manner and to the extent requested by the Administrative Agent to facilitate the transition to a new Master Servicer and (ii) subject to Section 2.4(c) transfer as soon as practicable all Records with respect to the Portfolio Receivables to the new Master Servicer.

(b)                                 At any time a Facility Termination Event has occurred and is continuing, Bunge shall, upon request of the Administrative Agent and to the extent permitted by applicable Law and subject to the restrictions contained in any license with respect thereto, transfer as soon as reasonably practical to the Administrative Agent (or its designee), or license, or cause to be licensed, to the Administrative Agent (or its designee) an irrevocable, non-exclusive license to use, without royalty or payment of any kind, all computer tapes, software and programs, data processing software and storage media used by Bunge to account for the Portfolio Receivables, to the extent necessary to permit the applicable Seller Party or the Administrative Agent to exercise its ownership and other interests in the Portfolio Receivables and Related Security, and to administer or service such Portfolio Receivables and Related

Security, whether such computer tapes, software and programs, data processing software and storage media are owned by the Master Servicer or are owned by others and used by the Master Servicer under license agreements with respect thereto; provided, however, that Bunge shall not be required, to the extent it has an ownership interest in any computer tapes, software, programs, storage media or licenses, to transfer, assign, set-over or otherwise convey such ownership interests to the Administrative Agent (or its designee).  In recognition of Bunge’s need to have access to any such computer tapes, software, programs, storage media, documents, instruments and other records that may be transferred to the Administrative Agent (or its designee), whether as a result of its continuing responsibility as a servicer of accounts receivable that are not sold under the Transaction Documents or otherwise, the Administrative Agent (or its designee) shall provide to Bunge reasonable access to such computer tapes, software, programs, storage media, documents, instruments and other records transferred by Bunge to it in connection with any activity arising in the ordinary course of Bunge’s business; provided that Bunge shall not disrupt or otherwise interfere with the Administrative Agent’s (or its designee’s) use of and access to such computer tapes, software, programs, storage media, documents, instruments and other records.  To the extent that compliance with this Section 2.4(b) shall require Bunge to disclose to the Administrative Agent (or its designee) information of any kind that Bunge reasonably deems to be confidential, the Administrative Agent (and its designee) shall be required to enter into such customary licensing and confidentiality agreements as Bunge shall reasonably deem necessary to protect its interests.  Any such license granted hereby shall be irrevocable, and shall not terminate until the Final Payout Date.  To the extent any such transfer or license would require the payment of any license fee or other amount, Bunge agrees to pay such fee or other amount out of its own funds promptly upon demand by the Administrative Agent.  In addition, to the extent the Master Servicer contracts with Finacity or any other entity to perform information services within respect to the Portfolio Receivables, the agreement with such entity shall provide that such entity will cooperate with the Administrative Agent in connection with (i) any transition to a successor Master Servicer and (ii) Portfolio Receivable information requests following the occurrence of Facility Event or Portfolio Event.

(c)           Bunge shall reasonably cooperate with and assist any successor Master Servicer in the performance of its responsibilities as Master Servicer hereunder and under the other Transaction Documents, including taking any actions described in Section 2.4(b) and, subject to applicable Law, transferring to such successor Master Servicer all records and other items of the type described in Section 2.2(d) (Duties of Master Servicer); provided, that to the extent Bunge is prohibited by applicable Law from transferring such records or other items, Bunge shall (to the extent permitted by applicable Law and subject to the restrictions contained in any license with respect thereto), upon the reasonable request of the Seller or the Administrative Agent, provide a copy of such records or other items to the Seller or the Administrative Agent (or its designee).

(d)           Prior to the occurrence of the Final Payout Date, in the event Bunge ceases to be the Master Servicer, Bunge shall download, prepare and distribute, promptly and effectively, all data relating to the Receivables and Related Security in usable form as reasonably requested by any successor Master Servicer and/or the Administrative Agent from time to time.

2.5           Sub-Servicers

(a)           The Master Servicer may, with the prior written consent of the Administrative Agent and the Required Committed Purchasers, subcontract or delegate with any other Person for the servicing, administration, collection or management of part or all of the Portfolio Receivables, the Related Security and the Collateral (each such Person (including for the avoidance of doubt the Original Sub-Servicers as defined in Section 2.5(b)) a “Sub-Servicer”); provided that:

(i)            in the case of each such subcontract or delegation, such Sub-Servicer shall agree in writing (including, in the case of the Original Sub-Servicers, by becoming a party hereto) in favor of the other parties hereto to perform and be bound by the duties and obligations of the Master Servicer so delegated or subcontracted pursuant to the terms hereof and the duties and obligations of the Sub-Servicer hereunder and agrees to make the representations and warranties set forth in Section 3.1 (Representations and Warranties of the Master Servicer) with respect to it mutatis mutandi;

(ii)           the Master Servicer may, subject to Section 2.5(a)(i), without such consent delegate its duties as Master Servicer hereunder to any Affiliate; and

(iii)          all Collections continue to be credited to a Collection Account as otherwise required under the Transaction Documents.

Notwithstanding any such subcontract or delegation (including any subcontract or delegation to the Original Sub-Servicers pursuant to Section 2.5(b)), the Master Servicer shall continue to remain solely liable for the performance of the duties and obligations of the Master Servicer (whether or not such duty or obligation is also required to be performed by a Sub-Servicer) pursuant to the terms hereof. Without limiting the generality of the foregoing and notwithstanding the provision of Section 2.5(c), any action taken or omitted to be taken by any Person that has entered into a subcontract with the Master Servicer or to whom the Master Servicer has delegated any of its duties (including any Original Sub-Servicer) shall be deemed to be an action or omission by the Master Servicer (including for purposes of determining whether any Portfolio Receivable is a Diluted Receivable and for purposes of Section 2.6 (Indemnities by Master Servicer) of this Agreement and Sections 2.6 (Collections prior to Facility Termination Date) or Section 2.7 (Collections after Facility Termination Date) of the Receivables Transfer Agreement). The terms of any agreement with any Sub-Servicer shall provide that, unless the Administrative Agent notifies any Sub-Servicer in writing otherwise, its appointment as Sub-Servicer shall automatically (without any requirement for the giving of notice) be terminated upon the termination of the Master Servicer hereunder.

(b)           As the initial Master Servicer, Bunge hereby appoints (with the consent of the Seller and the Administrative Agent (on behalf of the Purchasers)) each Originator (each, in such capacity, an “Original Sub-Servicer”) as its Sub-Servicer and delegates to service, administer, collect and manage all of the Portfolio Receivables, the Related Security and the Collateral originated by such Original Sub-Servicer.  Each Original Sub-Servicer hereby accepts such appointment and delegation and hereby:

(i)            agrees to perform and be bound by the duties and obligations of the Master Servicer and the duties and obligations of a Sub-Servicer, in each case, in accordance with the terms and conditions set forth herein and in the other Transaction Documents to which it is a party; and

(ii)           makes, on the Closing Date and as of the date of each Investment (the proceeds of which will be used to purchase or otherwise acquire Receivables from such Original Sub-Servicer) under the Receivables Transfer Agreement and as of each Reporting Date, the representations and warranties set forth in Section 3.1 (Representations and Warranties of the Master Servicer);

in each case, to the extent that such duties and obligations relate to such Original Sub-Servicer, the Portfolio Receivables, the Related Security and the Collateral originated by such Original Sub-Servicer or the servicing, administration, collection or management of the Portfolio Receivables, the Related Security and the Collateral originated by such Original Sub-Servicer.

(c)           Each Sub-Servicer shall take or cause to be taken all such actions as may be necessary or advisable to collect the Portfolio Receivables and Related Security for which it acts as Sub-Servicer, with reasonable care and diligence, all in accordance with this Agreement and the other Transaction Documents, applicable Laws and the applicable Credit and Collection Policies. In performing its duties as Sub-Servicer, each Sub-Servicer shall use the same care and apply the same policies as it would exercise and apply if it owned such Portfolio Receivables and shall act in such manner as it reasonably determines to be in the best interests of the Purchasers, Agents and the other Secured Parties as Persons having an interest in the Portfolio Receivables.  No Sub-Servicer shall hold itself or allow any of its employees, directors or representatives to hold themselves out as being entitled to represent the Seller or the Administrative Agent or the Purchasers (as assignees of the Seller) or legally bind the Seller or the Administrative Agent or the Purchasers (as assignees of the Seller).  Each Sub-Servicer will only act within the scope of this Agreement and the other Transaction Documents, applicable Laws and the applicable Credit and Collection Policies and will ask for prior written approval from the Administrative Agent and the Seller (or the Master Servicer on behalf of the Seller) in case of a material deviation therefrom.  Without limiting the generally of the foregoing, the German Sub-Servicer is in particular not entitled to originate any Receivables on behalf of the Seller.

(d)           If a Facility Termination Event or a Specified Seller Termination Event has occurred and is continuing, the Administrative Agent shall have the sole right to direct the Sub-Servicer with respect to which a Specified Seller Termination Event has occurred and is continuing or, in the event of a Facility Termination Event, all of the Sub-Servicers to commence or settle any legal action to enforce collection of any Portfolio Receivable or any Related Security with respect thereto. Each Sub-Servicer agrees to be bound by the provisions of Section 2.2(c) to the same extent as if it were the Master Servicer.

(e)           Each Sub-Servicer shall perform and shall comply with, and agrees to be bound by, the terms of the Receivables Transfer Agreement, the Intermediate Transfer Agreements, the Originator Sale Agreements and the other Transaction Documents which are specifically expressed to be applicable to it as a Sub-Servicer (or to the Master Servicer (with respect to any matter delegated to such Sub-Servicer by the Master Servicer)) in the same manner as if they were a party thereto and agrees to perform and to be bound by all covenants and other undertakings required of it as Sub-Servicer (as defined herein or therein) pursuant to the terms of such agreements or which the Seller Parties, as applicable, agree to cause or direct a Sub-Servicer (as applicable) to do or perform (or perform through such Sub-Servicer) under any such agreement.

(f)            Each Sub-Servicer shall maintain for the benefit of the Seller, the Administrative Agent, the Purchaser Agents and each Purchaser all documents, purchase orders, invoices, agreements, books, records and other information which evidence or relate to the Portfolio Receivables originated by such Sub-Servicer, and Related Security with respect thereto, the applicable Contracts and the related Obligors whether now existing or hereafter arising. Each Sub-Servicer shall mark its master data processing records evidencing the Portfolio Receivables originated by such Sub-Servicer with a legend, reasonably acceptable to the Administrative Agent, that such Portfolio Receivables have been sold to the Administrative Agent (for the benefit of the Purchasers).

(g)           Each Sub-Servicer shall, as soon as practicable following receipt thereof, and in any event within two (2) Local Business Days after receipt thereof, turn over to the applicable Originator or such other Person as may be entitled thereto any cash collections or other cash proceeds received in the Facility Accounts and not constituting Collections of Portfolio Receivables, Related Security with respect thereto or any other Collateral.

(h)           Each Servicer Party (including any Original Sub-Servicer) hereby appoints the Administrative Agent, as their agent, at any time a Servicer Default has occurred and is continuing, to (if it so elects) itself perform, or cause the performance of, any obligations of such Servicer Party which have not been performed by such Servicer Party in accordance herewith; and the Administrative Agent’s costs and expenses reasonably incurred in connection therewith shall be payable by the Sub-Servicer.

(i)            To the extent the Administrative Agent is entitled to exercise any rights or remedies with respect to the Master Servicer, each Sub-Servicer acknowledges and agrees that the Administrative Agent may exercise the same rights and remedies against such Sub-Servicer with respect to the Portfolio Receivables and Related Security for which it acts as Sub-Servicer from time to time.

(j)            Without limiting the generality of Section 2.5(i), each Sub-Servicer hereby acknowledges and agrees that its appointment as Sub-Servicer shall, unless the Administrative Agent notifies it in writing otherwise, be automatically (without any requirement for the giving of notice) terminated upon the termination of the Master Servicer pursuant to Section 2.9.

(k)           If terminated as Sub-Servicer following the occurrence of a Servicer Default, each Sub-Servicer agrees that it will (i) terminate its collection activities in a manner and to the extent reasonably requested by the Administrative Agent to facilitate the transition to a new Master Servicer and (ii) subject to Section 2.5(m) transfer as soon as practicable all Records with respect to the Portfolio Receivables to the new Master Servicer.

(l)            At any time a Facility Termination Event or a Specified Seller Termination Event (but only with respect to the Portfolio Receivables and Related Security originated by the Originators with respect to which such Specified Seller Termination Event relates) has occurred and is continuing, each Sub-Servicer shall, upon request of the Administrative Agent and to the extent permitted by applicable Law and subject to the restrictions contained in any license with respect thereto, transfer as soon as reasonably practical to the Administrative Agent (or its designee), or license, or cause to be licensed, to the Administrative Agent (or its designee) an irrevocable, non-exclusive license to use, without royalty or payment of any kind, all computer tapes, software and programs, data processing software and storage media used by such Sub-Servicer to account for the Receivables, to the extent necessary to permit the applicable Seller Party or Administrative Agent to exercise its ownership and other interests in the Portfolio Receivables and any Related Security, and to administer or service such Portfolio Receivables and Related Security, whether such computer tapes, software and programs, data processing software and storage media are owned by such Sub-Servicer or are owned by others and used by such Sub-Servicer under license agreements with respect thereto; provided, however, no Sub-Servicer shall be required, to the extent it has an ownership interest in any computer tapes, software, programs, storage media or licenses, to transfer, assign, set-over or otherwise convey such ownership interests to the Administrative Agent (or its designee).  In recognition of each Sub-Servicer’s need to have access to any such computer tapes, software, programs, storage media, documents, instruments and other records that may be transferred to the Administrative Agent (or its designee), whether as a result of its continuing responsibility as a servicer of accounts receivable that are not sold under the Transaction Documents or otherwise, the Administrative Agent (or its designee) shall provide to each Sub-Servicer reasonable access to such computer tapes, software, programs, storage media, documents, instruments and other records transferred by such Sub-Servicer to it in connection with any activity arising in the ordinary course of such Sub-Servicer’s business; provided that no Sub-Servicer shall disrupt or otherwise interfere with the Administrative Agent’s (or its designee’s) use of and access to such computer tapes, software, programs, storage media, documents, instruments and other records.  To the extent that compliance with this Section 2.5(l) shall require any Sub-Servicer to disclose to the Administrative Agent (or its designee) information of any kind that such Sub-Servicer reasonably deems to be confidential, the Administrative Agent (and its designee) shall be required to enter into such customary licensing and confidentiality agreements as such Sub-Servicer shall reasonably deem necessary to protect its interests.  Any such license granted hereby shall be irrevocable, and shall not terminate until the Final Payout Date or, in the case of an Original Sub-Servicer, the Seller Payout Date with respect to it.  To the extent any such transfer or license would require the payment of any license fee or other amount, the applicable Sub-Servicer agrees to pay such fee or other amount out of its own funds promptly upon demand by the Administrative Agent.

(m)          Each Sub-Servicer shall reasonably cooperate with and assist any successor Master Servicer in the performance of its responsibilities as Master Servicer hereunder and under the other Transaction Documents, including taking any actions described in Section 2.5(l) and, subject to applicable Law, transferring to such successor Master Servicer all records and other items of the type described in Section 2.5(f); provided, that to the extent any Sub-Servicer is prohibited by applicable Law from transferring such records or other items, such Sub-Servicer shall (to the extent permitted by applicable Law and subject to the restrictions contained in any license with respect thereto), upon the reasonable request of the Seller or the Administrative Agent, provide a copy of such records or other items to the Seller or the Administrative Agent (or its designee).

(n)           In the event that Bunge is no longer the Master Servicer (other than as a result of the appointment of a successor Master Servicer pursuant to, and in accordance with, Section 2.1(a)(ii)), each Sub-Servicer (in the case of an Original Sub-Servicer, provided that the Seller Payout Date has not occurred with respect to such Sub-Servicer) hereby agrees to download, prepare and distribute, promptly and effectively all data relating to the Portfolio Receivables originated by it and any Related Security with respect thereto in usable form as requested by the Seller or the Administrative Agent from time to time.

(o)           Upon the occurrence of an Event of Bankruptcy with respect to an Originator, the appointment of such Originator as Sub-Servicer, and its collection authority with respect to the Portfolio Receivables and Related Security for which it acts as Sub-Servicer, shall automatically (without any requirement for the giving of notice) and promptly terminate.

(p)           The Seller and the Administrative Agent hereby authorize Bunge Italia S.p.A., in its capacity as Sub-Servicer, to promptly notify the relevant Obligors with the Italian First Notice of Assignment and any further Italian Monthly Notice of Assignment (respectively in the forms attached hereto as Exhibit D and Exhibit E), in accordance with the provisions set forth under Section 2.1(d) (A) (B) of the Italian RPA.

2.6           Indemnities by Master Servicer

Without limiting any other rights that the Indemnified Parties (as defined below) may have hereunder, under any other Transaction Document or under applicable Law the Master Servicer hereby agrees to indemnify and keep indemnified each Indemnified Party (as defined in the Receivables Transfer Agreement) and each Seller Party (collectively, the “Indemnified Parties”) from and against any and all damages, losses, claims, liabilities, deficiencies, costs, disbursements and expenses, including interest, penalties, amounts paid in settlement and reasonable attorneys’ fees and expenses (all of the foregoing being collectively referred to as “Indemnified Amounts”) awarded against or properly incurred by any Indemnified Party (including in connection with or relating to any investigation by an Official Body, litigation or lawsuit (actual or threatened) or order, consent, decree, judgment, claim or other action of whatever sort (including the preparation of any defense with respect thereto)), in each case, arising out of or resulting from this Agreement or any other Transaction Document or any transaction contemplated hereby or thereby, excluding, however (a) Indemnified Amounts to the extent that such Indemnified Amounts resulted from the gross negligence, fraud or wilful misconduct on the part of such Indemnified Party, (b) recourse (except as otherwise specifically provided in this Agreement or any other Transaction Document) for Uncollectible Portfolio Receivables and Related Security with respect thereto, (c) any Excluded Taxes, and (d) any Indemnified Amount to the extent the same has been fully and finally paid in cash to such Indemnified Party pursuant to any other provision of this Agreement or any other Transaction Document.

2.7           Facility Accounts

The Master Servicer shall cause all Collections deposited into any Facility Account or otherwise received by the Master Servicer or any other Transaction Party to be applied at the times and in the manner provided in the Receivables Transfer Agreement and the other Transaction Documents and, in the case of any Collections received by the Master Servicer, shall hold any such Collections in trust for the Seller and the Administrative Agent (for the benefit of the Purchasers). If the bank at which a Facility Account is maintained ceases to be an Eligible Account Bank (each Facility Account maintained at any such Eligible Account Bank, a “Downgraded Account”), the Master Servicer shall promptly and in any event within thirty (30) days (or such longer period as the Administrative Agent may agree) establish a new account or accounts to replace such Downgraded Accounts at an Eligible Account Bank, shall cause to be delivered to the Administrative Agent, Account Security Agreements or other Security Documents, reasonably acceptable to the Administrative Agent, covering such new accounts and shall instruct the applicable Obligors to pay Collections to the new accounts. Upon such establishment and delivery, all funds on deposit in any Downgraded Account shall be transferred to such replacement Facility Account.

2.8           Investments

(a)           The Seller may invest funds on deposit in any Seller Operating Account, reinvest proceeds of any such investments which may mature or be sold, and invest interest or other income received from any such investments, in each case in such Permitted Investments (i) prior to the Facility Termination Date and so long as no Facility Termination Event has occurred and is continuing, as the Master Servicer may select (or, in the absence of any such selection by the Master Servicer, as the Administrative Agent may select in its sole discretion) and (ii) at any other time, as the Administrative Agent may select in its sole discretion; provided that each such Permitted Investment shall have a maturity date no later than the next succeeding Settlement Date. Such proceeds, interest or income which are not so invested or reinvested in Permitted Investments shall, except as otherwise provided in this Agreement, be deposited and held in the applicable Seller Operating Account and applied as Collections in accordance with the Receivables Transfer Agreement. Neither the Administrative Agent nor any of its Affiliates shall be liable to any Transaction Party, any Agent, and Purchaser, any Secured Party or any other Person for, or with respect to, any decline in value of amounts on deposit in any Seller Operating Account.

(b)           Except as provided in Section 2.8(a), funds on deposit from time to time in any Facility Account may not be invested without the prior written consent of the Administrative Agent, and in the event the Administrative Agent so consents, may only then be invested in Permitted Investments.

(c)           Permitted Investments from time to time purchased and held pursuant to this Section 2.8 shall be referred to as “Collateral Securities” and shall, for purposes of this Agreement and each other Transaction Document, constitute part of the funds held in the applicable Facility Account.  Each such Permitted Investment shall be made in the name of the Seller.

(d)           Except as specifically provided in any Transaction Document, no Transaction Party or any Person claiming on behalf of or through a Transaction Party shall have any right to withdraw any of the funds held in any Facility Account.

(e)           Subject to the terms and conditions of the Receivables Transfer Agreement and the other Transaction Documents, any funds remaining on deposit in any Facility Account on the Final Payout Date shall be paid to (or at the direction of) the Seller.

2.9           Servicer Default

If any one or more of the following events shall occur (each, a “Servicer Default”):

(a)          the Master Servicer shall fail to make any payment or deposit required to be made by it hereunder or under any other Transaction Document to which it is a party when due hereunder or thereunder and such failure remains unremedied for two (2) Business Days from the earlier to occur of (i) the date upon which a Responsible Officer of the Master Servicer obtains knowledge of such failure or (ii) the date on which written notice of such failure requiring the same to be remedied, shall have been given to the Master Servicer by the Administrative Agent or any Purchaser Agent;

(b)           the Master Servicer shall fail to deliver (i) any Monthly Report, Weekly Report or Outstanding Receivables Report within two (2) Business Days of the date when due or (ii) any other report required to be delivered by it hereunder or under any other Transaction Document on the date when due and such failure remains unremedied for two (2) Business Days after a Responsible Officer of the Master Servicer obtained knowledge or received notice thereof;

(c)          any representation, warranty, certification or statement made by the Master Servicer in this Agreement or any other Transaction Document to which the Master Servicer is a party shall prove to have been incorrect in any material respect when made or deemed made (other than any breach of a representation, warranty, certification or statement solely relating to a Portfolio Receivable for which the entire Deemed Collection amount required to be paid under the applicable Specified Deemed Collection Section has been paid) and the Master Servicer shall have failed to remedy such circumstances in a manner such that such representation, warranty, certification or statement is true and correct in all material respects within thirty (30) days after a Responsible Officer of the Master Servicer obtained knowledge or received notice thereof;

(d)           other than as addressed in Sections 2.9(a) and (b), the Master Servicer shall fail to perform or observe any term, covenant, undertaking or agreement contained in this Agreement or any other Transaction Document to which the Master Servicer is a party in any material respect and the Master Servicer shall have failed to remedy such failure within thirty (30) days after a Responsible Officer of the Master Servicer obtained knowledge or received notice thereof; or

(e)           a Facility Termination Event shall occur under the Receivables Transfer Agreement;

then, and in any such event, the Administrative Agent may, in its discretion, and shall, at the direction of the Majority Committed Purchasers, designate another Person to succeed Bunge as the Master Servicer; provided, that the appointment of the Master Servicer hereunder shall automatically (without any requirement for the giving of notice) be terminated upon the occurrence of any Event of Bankruptcy with respect to the Master Servicer; provided, further, however, that a default by Bunge Finance B.V. in any payment required under the Subordinated Loan Agreement shall not constitute a Servicer Default hereunder.

2.10         Servicing Fee

The Master Servicer shall be entitled to receive a fee (the “Servicing Fee”) from the Seller on the weighted average daily Outstanding Balance of the Portfolio Receivables, payable in arrears on each Settlement Date at a rate per annum equal to the Servicing Fee Percentage; provided that so long as the Master Servicer is Bunge, the Servicing Fee shall be the lesser or (i) the amount described above and (ii) the servicing fee invoiced by Bunge for such services.  Notwithstanding anything herein to the contrary, the Servicing Fee shall be payable only from Collections pursuant to, and subject to the priority of payments set forth in, Sections 2.6 (Collections prior to the Facility Termination Date) and 2.7 (Collections after Facility Termination Date) of the Receivables Transfer Agreement.  The Sub-Servicers shall be paid such fees as the Master Servicer and the Sub-Servicers shall agree to from time to time; provided that such fees shall be the sole responsibility of the Master Servicer and neither the Selling Parties nor the Secured Parties shall have any liability therefor.

2.11         Power of Attorney

Each of the Master Servicer, the Sub-Servicer and the Selling Parties (each a “Grantor”) hereby agrees that the Administrative Agent and the Seller (each a “Grantee”) may, following the occurrence and during the continuance of a Specified Seller Termination Event (but only with respect to the Originators with respect to which such Specified Seller Termination Event relates) or a Facility Termination Event, take any and all steps in such Grantor’s name and on behalf of such Grantor that are necessary or desirable, in the determination of the applicable Grantee or any designee thereof, to collect all amounts due under the Portfolio Receivables, any Related Security with respect thereto, any Facility Account or any other Collateral, including (a) endorsing such Grantor’s name on checks and other instruments representing Collections and giving instructions and other directions in respect of the Facility Accounts, (b) enforcing the Portfolio Receivables, the Related Security, and the related Contracts, including to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in connection therewith and (c) filing any claims or taking any action or instituting any proceedings that the applicable Grantee (or such designee) may deem to be necessary or desirable for the collection thereof or enforcing compliance with the terms and conditions of, or performing any obligations or enforcing any rights of the applicable Seller Party in respect of, the Portfolio Receivables, the Related Security, the Facility Accounts, the Collateral and the other Transaction Documents. In furtherance of the foregoing, each of the Grantors hereby agrees to execute and deliver, on or prior to the Closing Date, to the Grantees a power of attorney substantially in the form of Exhibit C (Form of Administrative Agent and Seller Power of Attorney) hereto.  In case of a power of attorney granted by a German Originator, such power of attorney will be granted under release of the restriction of section 181 of the German Civil Code (Bürgerliches Gesetzbuch).

2.12         Receivables Transfer Agreement provisions

Each party to this Agreement hereby acknowledges and agrees that (i) Collections shall be applied as provided in Sections 2.6 (Collections prior to Facility Termination Date) and 2.7 (Collections after Facility Termination Date) of the Receivables Transfer Agreement and (ii) any right or claim of such party to receive any payment from such Collections is subject to the terms, conditions and priorities of such Sections and the other applicable terms and conditions of the Transaction Documents.

2.13         Deemed Collections

(a)           If on any day it is determined that any of the representations or warranties in Section 3.1(i) (Representations and warranties of the Master Servicer) was untrue with respect to a Portfolio Receivable, the Master Servicer shall be deemed to have received on such day a Collection of such Portfolio Receivable in an amount equal to the Unpaid Balance thereof.

(b)           Not later than the Settlement Date related to the Calculation Period in which such Collection is deemed to have been received pursuant to this Section 2.13

(and, if a Facility Event has occurred and is continuing, not later than the second (2nd) Local Business Day after a Responsible Officer of the Master Servicer is notified in writing or otherwise becomes aware that it has been deemed pursuant to this Section 2.13 to have received a Deemed Collection), the Master Servicer shall deposit (or shall cause the applicable Sub-Servicer which was the source of such error to deposit) in a Collection Account or Seller Operating Account, in same day funds, the amount of such Deemed Collection; provided that prior to the occurrence of a Facility Event or Portfolio Event the amount so payable by the Master Servicer shall not exceed the amount (if any) required (after giving effect to any Deemed Collection to be paid by any other Transaction Party on such day) in order to cause the Aggregate Invested Amount to be less than or equal to the Funding Base (determined by reference to the most recent Portfolio Report delivered under this Agreement).  To the extent the Master Servicer is required to deposit any Deemed Collection into a Collection Account or Seller Operating Account pursuant to this Section 2.13(b), the applicable Sub-Servicer that was the source of such error shall be required to make such deposit directly to the Collection Account or Seller Operating Account within the timeframe specified above or reimburse the Master Servicer for any such deposit (if the Master Servicer has made such deposit).

3.             REPRESENTATIONS AND WARRANTIES

3.1           Representations and warranties of the Master Servicer

The Master Servicer hereby represents and warrants that, on the Closing Date and as of the date of each Investment under the Receivables Transfer Agreement and as of each Reporting Date:

(a)           The Master Servicer (i) is duly organized and validly existing under the laws of its jurisdiction of organisation, (ii) is duly qualified to do business in every jurisdiction where the nature of its business requires it to be so qualified, unless the failure to be so qualified would not have a Material Adverse Effect and (iii) has all corporate or other organizational power and authority required to perform its obligations under the Transaction Documents to which it is a party and to carry on its business in each jurisdiction in which its business is now conducted unless the failure to have such power and authority would not have a Material Adverse Effect.

(b)           The execution, delivery and performance by the Master Servicer of this Agreement and any other Transaction Document to which it is a party (i) are within the Master Servicer’s corporate powers, (ii) have been duly authorised by all necessary corporate action, (iii) do not contravene or constitute a default under (A) its Organizational Documents, (B) any applicable Law, (C) any contractual restriction binding on or affecting the Master Servicer or its property or (D) any order, writ, judgment, award, injunction or decree binding on or affecting the Master Servicer or its property except in each case where any such contravention or default would not have a Material Adverse Effect and (iv) do not result in or require the creation or imposition of any Adverse Claim (other than Permitted Adverse Claims) upon or with respect to any Portfolio Receivable, any Related Security, any Collateral or any Facility

Account. This Agreement and each other Transaction Document to which the Master Servicer is a party has been duly executed and delivered by the Master Servicer.

(c)           No authorization, approval, license, consent, qualification or other action by, and no notice to or filing or registration with, any Official Body or official thereof or any third party is required for the due execution, delivery and performance by the Master Servicer of this Agreement or any other Transaction Document to which it is a party or any other document to be delivered by it hereunder or thereunder, except for the actions taken or referred to in Schedule 4 (Conditions precedent documents) to the Receivables Transfer Agreement, all of which have been (or on or before the initial Investment Date will have been) duly made or taken, as the case may be, and are in full force and effect, except where the failure to have obtained any such authorization or approval or taken any such action or made any such filing, notice or registration would not have a Material Adverse Effect.

(d)           This Agreement and each of the other Transaction Documents to which it is a party constitutes the legal, valid and binding obligation of the Master Servicer, enforceable against the Master Servicer in accordance with its terms, subject to any limitation on the enforceability thereof against the Master Servicer arising from the application of any applicable Insolvency Law or by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or law).

(e)           There are no actions, suits, investigations, litigation or proceedings at law or in equity or by or before any Official Body or in arbitration now pending against or affecting the Master Servicer or its Subsidiaries or any of its or their business, revenues or other property (i) which question the validity of this Agreement or any other Transaction Document to which it is a party or any of the transactions contemplated hereby or thereby (excluding any litigation or proceeding against any Obligor), or (ii) which individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. The Master Servicer is not in default or violation of any order, judgement or decree of any Official Body or arbitrator which could reasonably be expected to have a Material Adverse Effect.

(f)            No event has occurred and is continuing which constitutes a Servicer Default or Potential Servicer Default which has not been (i) notified to the Administrative Agent and each Purchaser Agent pursuant to, and in accordance with, the Transaction Documents (including Section 2.3(f)) or (ii) remedied or waived, in each case, in accordance with the Transaction Documents.

(g)           The Master Servicer has the systems and data processing capabilities to enable it to report, monitor and administer the Portfolio Receivables on a timely basis and as required hereby and by the other Transaction Documents, including the ability to report on or otherwise identify the Unpaid Balance of any Receivable, the receipt of any collections or other proceeds with respect to any Receivable, whether or not any Receivable is an Eligible Receivable and any other relevant information, in each case, on a Receivable by Receivable basis.

(h)           (i) Each Portfolio Report and Outstanding Receivables Report is complete and accurate in all material respects as of its date and (ii) all other information, exhibits, data, documents, books, records and reports (“Information”) furnished by or on behalf of the Master Servicer in connection with this Agreement, any other Transaction Document or any transaction contemplated hereby or thereby is complete and accurate in all material respects as of its date and no such Information contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not materially misleading, provided that, with respect to projected financial information provided by or on behalf of the Master Servicer, the Master Servicer represents only that such information was prepared in good faith by management of the Master Servicer on the basis of assumptions believed by such management to be reasonable as of the time made, and (iii) all financial statements which have been furnished by or on behalf of the Master Servicer (A) have been prepared in accordance with GAAP consistently applied (except as approved by the external auditors and as disclosed therein, if any), and (B) fairly present, in all material aspects, the financial condition of the Master Servicer and, if applicable, its consolidated Subsidiaries as of the dates set forth therein and the results of any operations of the Master Servicer and, if applicable, its consolidated Subsidiaries for the periods ended on such dates, subject to year end adjustments in the case of unaudited statements.

(i)            Each Portfolio Receivable represented or treated as an Eligible Receivable in any Portfolio Report was an Eligible Receivable as of the date of such Portfolio Report, and the Aggregate Invested Amount does not exceed the Funding Base at the time of any Investment.

(j)            The Master Servicer has (i) timely filed or caused to be filed all material Tax returns required to be filed, and (ii) paid or made adequate provision for the payment of all Taxes, assessments and other governmental charges due and payable by it, except (A) any such Taxes, assessments or other governmental charges that are being contested in good faith by appropriate proceedings and for which the Master Servicer has set aside in its books adequate reserves in accordance with GAAP as reasonably determined by the Master Servicer, or (B) to the extent that such failure to do so would not reasonably be expected to result in a Material Adverse Effect.

(k)           The Master Servicer’s obligations under this Agreement and the other Transaction Documents to which it is a party rank at least pari passu with all of its unsecured unsubordinated Indebtedness (other than any such Indebtedness that is preferred by mandatory provision of laws).

(l)            The Master Servicer is exclusively resident for Tax purposes in the Netherlands and, for the purposes of this Agreement and the other Transaction Documents to which it is a party, will not act through any branch or permanent establishment located outside the Netherlands.

(m)          The Master Servicer is not required to make any deduction for or on account of Taxes from any payment made by it under a Transaction Document.

4.             COVENANTS

4.1           Covenants of the Master Servicer

Until the Final Payout Date:

(a)           Compliance with Laws, etc.

The Master Servicer will comply in all respects with all applicable Laws and preserve and maintain its corporate existence, rights, franchises, qualifications and privileges except to the extent that the failure so to comply with such Laws or the failure so to preserve and maintain such existence, rights, franchises, qualifications, and privileges would not have a Material Adverse Effect.

(b)           Records and Procedures

The Master Servicer will keep its records concerning the Portfolio Receivables and the Related Security at (i) the address of the relevant Master Servicer Parties specified in Section 5.2 (Notices) as of the Closing Date or (ii) upon fifteen (15) days’ prior written notice to the Administrative Agent and each Purchaser Agent, at any other locations in jurisdictions where all actions reasonably requested by the Administrative Agent to protect and perfect its security interest in the Portfolio Receivables, the Related Security with respect thereto and the other Collateral have been taken and completed.  The Master Servicer also will maintain and implement administrative and operating procedures (including an ability to recreate records evidencing Receivables, any Related Security with respect thereto and related Contracts in the event of the loss or destruction of the originals thereof), and keep and maintain all documents, books, records and other information reasonably necessary or advisable for the collection of all Receivables, Related Security with respect thereto, the Facility Accounts and the other Collateral (including records adequate to permit the daily identification of each Receivable and all Collections thereof and adjustments thereto).

(c)           Performance and compliance with Contracts and Credit and Collection Policies

The Master Servicer will, at its expense (i) timely and fully perform and comply with all provisions, covenants and other promises required to be observed by it under the Contracts related to the Portfolio Receivables and the Related Security with respect thereto, except to the extent that the failure to perform or comply would not have a Material Adverse Effect and (ii) timely and fully comply in all material respects with the Credit and Collection Policies, in each case, other than where non-performance or non-compliance therewith could not reasonably be expected to adversely affect the validity, collectability, enforceability or credit quality of any Portfolio Receivable or Receivables Property.

(d)           Sales, liens, etc

The Master Servicer will not sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Adverse Claim (except for Permitted Adverse Claims) upon or with respect to, the Portfolio Receivables, the Related Security with respect thereto or any other Collateral or the Facility Accounts, or any of its rights, title and interest in, to and under any of them (including any right to receive income in respect thereof) except pursuant to, and in accordance with, the Transaction Documents.

(e)           Extension or amendment of Receivables and Contracts

Except as provided in Section 2.2(c) (Duties of the Master Servicer), the Master Servicer will not (i) extend, amend or otherwise modify the terms and conditions of any Portfolio Receivable or any Related Security, or (ii) amend, modify or waive any term or condition of any Contract related thereto, except (A) in accordance with the applicable Credit and Collection Policies, (B) as required by Law or (C) otherwise in a manner that would not have a Material Adverse Effect or materially adversely effect the interests or remedies of the Secured Parties.

(f)            Change in Credit and Collection Policies

The Master Servicer will not make any material change in the Credit and Collection Policies, except (i) as required by Law or (ii) with the prior written consent of the Required Committed Purchasers (which consent shall not be unreasonably withheld).

(g)           Amendments

The Master Servicer will not make any amendment or other modification to any Transaction Document to which it is a party except in accordance with the amendment provisions thereof.

(h)           Change in payment instructions to Obligors; deposits to Collection Accounts

The Master Servicer will not take any action inconsistent with, or that if taken by any Originator or any other Transaction Party would be a breach of, Section 5.1(g) (Change in payment instructions to Obligors) or 5.1(h) (Deposits to Seller Operating Accounts) of the Receivables Transfer Agreement or any corresponding or similar Section of any other Transaction Document, and if the Master Servicer shall receive any Collections directly, the Master Servicer shall promptly (and in any event within two (2) Business Days) cause such Collections to be deposited into a Collection Account or Seller Operating Account.

(i)            [Reserved.]

(j)            Taxes

The Master Servicer will file all material Tax returns and reports required by Law to be filed by it and will within the time period required by applicable

Law or regulation pay all Taxes and governmental charges at any time then due and payable by it (including, without limitation, all Taxes payable by the Master Servicer in connection with any Portfolio Receivable), except to the extent such Taxes or governmental charges are being contested in good faith by appropriate proceedings and the Master Servicer has set aside in its books adequate reserves in accordance with GAAP as reasonably determined by the Master Servicer or the failure to do so would not reasonably be expected to have a Material Adverse Effect.

(k)           [Reserved.]

(l)            Servicing changes

The Master Servicer will not make any material change to its administration, servicing or collection systems which are applicable to the Portfolio Receivables unless such change is permitted by the Credit and Collection Policies or would not reasonably be expected to have a Material Adverse Effect.

(m)          Inspections; annual agreed upon procedures audit

(i)            The Master Servicer shall, at its expense (subject to the proviso to this Section 4.1(m)), from time to time during regular business hours and upon receipt of reasonable advance notice as requested by the Administrative Agent and/or any Purchaser Agent, permit the Administrative Agent, any Purchaser Agent, or their respective agents or representatives (including independent public accountants, which may not be the Seller’s or any Servicer Party’s external auditors), (A) to conduct audits of the Portfolio Receivables, the Related Security, the other Collateral and the related books and records, including the Contracts, and collections systems of the Master Servicer, (B) to examine and make copies of and abstracts from all documents, purchase orders, invoices, agreements, books, records and other information (including computer programs, tapes, discs, punch cards, data processing software, storage media and related property and rights) relating to the Portfolio Receivables, the Related Security and the other Collateral, including the related Contracts and (C) to visit the offices and properties of the Master Servicer for the purpose of examining such materials described in Sections 4.1(m)(i)(A) and (B), and to discuss matters relating to the Portfolio Receivables, the Related Security and the other Collateral or the Master Servicer’s performance hereunder and under the other Transaction Documents to which it is a party or under the Contracts with any of the officers or employees of the Master Servicer, having knowledge of such matters; provided that, unless a Servicer Default has occurred, only one such audit examination and visit in any calendar year shall be at the expense of the Master Servicer.

(ii)           The Master Servicer shall assist the Seller in preparing the Accountants’ Letter under and as defined in Section 5.2(b) (Inspections; Annual Agreed Upon Procedures Audit) of the

Receivables Transfer Agreement and take any other action in connection therewith as the Seller shall reasonably request.

(n)           Separateness

The Master Servicer will not take any action or omit to take any action that would cause the Seller to cease to be in compliance with Section 5.1(j) (Separateness) of the Receivables Transfer Agreement or, in the case of any other Seller Party, any corresponding or similar Section of any other Transaction Document.

(o)           Merger, Etc.

Except to the extent expressly permitted by the Transaction Documents, the Master Servicer shall not liquidate or dissolve or enter into any amalgamation, merger or consolidation with any Person (other than any amalgamation, consolidation or merger of the Master Servicer with or into Bunge Limited or any Subsidiary of Bunge Limited) or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions), all or substantially all of the property (whether now owned or hereafter acquired) of the Master Servicer and its consolidated Subsidiaries (taken as a whole) to any Person, (each a “Restricted Transaction”), unless (a) the Master Servicer shall, subject to applicable Law, have given the Administrative Agent and each Purchaser Agent fifteen (15) days prior written notice of such Restricted Transaction, (b) if applicable, the surviving entity provides an acknowledgment or reaffirmation of its obligations hereunder and under the other Transaction Documents to which it is (or the applicable non-surviving entity was) a party, together with such opinions of counsel as the Administrative Agent or any Purchaser Agent may reasonably request, in each case, in form and substance reasonably satisfactory to such Agent, (c) no Material Adverse Effect would occur as a result of such Restricted Transaction, (d) no Facility Event or Portfolio Event exists after giving effect to such Restricted Transaction and (e) the Required Committed Purchasers have consented thereto.

(p)           Change in Auditors or Accounting Policies

The Master Servicer shall promptly notify the Administrative Agent of (i) any change in its auditors or (ii) any material change in its accounting policies to the extent such change in accounting policies could reasonably be expected to have a Material Adverse Effect.

(q)           Power of attorney

The Master Servicer will not voluntarily revoke or attempt to revoke any power of attorney granted by it in connection with the transactions contemplated by the Transaction Documents (unless such revocation results from mandatory application of applicable Law).

(r)            Negotiable Instruments

Unless delivered to the Administrative Agent, the Master Servicer shall not take any action to cause any Portfolio Receivable not evidenced by a negotiable instrument upon origination to become evidenced by a negotiable instrument, except in connection with the enforcement or collection of a Defaulted Receivable.

(s)           Licenses, etc.

The Master Servicer shall maintain in full force and effect all licenses, approvals, authorizations, consents, registrations and notifications which are at any time required in connection with the performance of its duties and obligations hereunder and under the other Transaction Documents to which it is a party, except to the extent failure to do so would not have a Material Adverse Effect.

5.             MISCELLANEOUS

5.1           Waiver; amendments, etc.

(a)           No failure or delay on the part of the Administrative Agent in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any such, power, right or remedy preclude any further exercise thereof or the exercise of any other power, right or remedy. The rights and remedies herein provided shall be cumulative and non-exclusive of any rights and remedies provided by Law.

(b)           Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Administrative Agent and the Required Committed Purchasers (and, in the case of any amendment, also signed by the Master Servicer and others party hereto), and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

5.2           Notices

All communications and notices provided for hereunder shall be provided in the manner described in Schedule 2 (Address and Notice Information) to the Receivables Transfer Agreement.

5.3           Assignments

(a)           Except as provided herein, no Servicer Party may assign any of its rights or obligations hereunder or any interest herein without the prior written consent of the Administrative Agent and the Required Committed Purchasers; provided that the Seller Parties may assign their rights hereunder to the Administrative Agent on behalf of the Secured Parties or, in the case of an Intermediate Transferor, to the Seller, in each case, pursuant to the Transaction Documents. The Administrative Agent may assign any of its rights or obligations hereunder or any interest herein to any successor Administrative Agent appointed pursuant to the terms of the Receivables Transfer Agreement.

(b)           Each Servicer Party and each Intermediate Transferor party hereto acknowledges that the Seller has assigned and will assign to the Administrative Agent, for the benefit of the Secured Parties, all of its rights, remedies, powers and privileges under this Agreement, and that each Secured Party may further assign such rights, remedies, powers and privileges to the extent permitted in the Receivables Transfer Agreement.  The Servicer Parties and each Intermediate Transferor party hereto agree that the Administrative Agent, as the assignee of the Seller, shall have the right to enforce this Agreement and to exercise directly all of the Seller’s rights, remedies, powers and privileges under this Agreement (including the right to give or withhold any consents or approvals to be given or withheld by the Seller under this Agreement) and each of the Servicer Parties and each Intermediate Transferor party hereto agrees to cooperate fully with the Administrative Agent in the exercise of such rights, remedies, powers and privileges, provided that each of the Secured Parties shall only enforce or otherwise take action under this Agreement by acting through the Administrative Agent.

5.4           No proceedings; limited recourse

Each of the parties hereto hereby agrees that:

(i)            it will not institute against, or join any other Person in instituting against, any Seller Party any proceeding of the type referred to in the definition of Event of Bankruptcy so long as there shall not have elapsed two years plus one day since the Final Payout Date;

(ii)           it will not institute against any Conduit Purchaser any proceeding of the type referred to in the definition of Event of Bankruptcy so long as any Commercial Paper or other senior indebtedness issued by such Conduit Purchaser (or its related commercial paper issuer) shall be outstanding or there shall not have elapsed two years plus one day since the last day on which any such Commercial Paper or other senior indebtedness shall have been outstanding;

(iii)          notwithstanding anything to the contrary contained herein or in any other Transaction Document, the obligations of each Conduit Purchaser under the Transaction Documents are solely the corporate obligations of such Conduit Purchaser and shall be payable only at such time as funds are actually received by, or are available to, such Conduit Purchaser in excess of funds necessary to pay in full all outstanding Commercial Paper issued by such Conduit Purchaser and, to the extent such excess funds are not available to pay such obligations, the claims relating thereto shall not constitute a claim against such Conduit Purchaser; and

(iv)          notwithstanding anything contained herein or in any other Transaction Document to the contrary, the obligations of each Seller Party under the Transaction Documents are solely the corporate obligations of such

Seller Party and shall be payable solely to the extent of funds which are received by such Seller Party pursuant to the Transaction Documents and available for such payment in accordance with the terms of the Transaction Documents and, to the extent such excess funds are not available to pay such obligations, the claims relating thereto shall not constitute a claim against such Seller Party.

5.5           Execution in counterparts

This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or by electronic file in a format that is accessible by the recipient shall be effective as delivery of a manually executed counterpart of this Agreement.

5.6           Integration; binding effect; survival of termination; severability

This Agreement and the other Transaction Documents executed by the parties hereto contain the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns (including any trustee in bankruptcy). Any provisions of this Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms and shall remain in full force and effect until the Final Payout Date (or, in the case of any Originator, the Seller Payout Date with respect to such Originator); provided, however, that the provisions of Sections 2.6 (Indemnities by Master Servicer), 5.4 (No proceedings; limited recourse), 5.7 (Governing law; consent to jurisdiction; waiver of jury trial) and 5.9 (Waiver of Setoff) shall survive any termination of this Agreement. If any one or more of the provisions of this Agreement shall for any reason whatsoever be held invalid, then such provisions shall be deemed severable from the remaining provisions of this Agreement and shall in no way affect the validity or enforceability of such other provisions.

5.7           Governing law; consent to jurisdiction; waiver of jury trial

(a)           THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

(b)           Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of the Supreme Court of the State of New York sitting in the Borough of Manhattan and of the

United States District Court for the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement.  Each party hereto hereby irrevocably waives, to the fullest extent that it may legally do so, the defense of an inconvenient forum to the maintenance of such action or proceeding.  Each party hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(c)                                  Each of the parties hereto consents to the service of any and all process in any such action or proceeding by the mailing of copies of such process to it at its address specified herein.  Nothing in this Section 5.7 shall affect the right of any party to serve legal process in any manner permitted by law.

(d)                                 TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO WAIVES ITS RIGHT TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR PARTIES, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS OR OTHERWISE.  EACH OF THE PARTIES HERETO AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY.  WITHOUT LIMITING THE FOREGOING, EACH OF THE PARTIES HERETO FURTHER AGREES THAT ITS RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR ANY PROVISION HEREOF.  THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT.

5.8                                 Judgment Currency

(a)                                  If, for the purpose of obtaining judgment in any court, it is necessary to convert a sum owing hereunder in one currency into another currency, each party hereto agrees, to the fullest extent that it may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures in the relevant jurisdiction the first currency could be purchased with such other currency on the Business Day immediately preceding the day on which final judgment is given.

(b)                                 The obligations of the Servicer Parties in respect of any sum due to any party hereto or any holder of the obligations owing hereunder (the “Applicable Creditor”) shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than the currency in which such sum is stated to be due hereunder (the “Agreement Currency”), be discharged only to the extent that, on the Business Day following receipt by the Applicable Creditor of any sum adjudged to be so due in the Judgment Currency, the Applicable Creditor may in accordance with normal banking procedures in the relevant jurisdiction purchase the Agreement Currency with the Judgment Currency; if the amount of the Agreement Currency so purchased is less than the sum originally due to the Applicable Creditor in the Agreement Currency, each Servicer Party agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Applicable Creditor against such loss; and if the amount of the Agreement Currency so purchased is more than the sum originally due to the Applicable Creditor in the Agreement Currency, such Applicable Creditor agrees to return any such excess to the applicable Servicer Party.

5.9                                 Waiver of setoff

Except as otherwise provided herein, the obligations, liabilities and indemnities of each Servicer Party under this Agreement (collectively, the “Servicer Obligations”) shall not be subject to deduction of any kind or type, except by payment in full of the amount thereof in accordance with the terms thereof. Each Servicer Party hereby waives any right it may now or at any time hereafter have to set-off any Servicer Obligation against any obligations of the Seller Parties, the Administrative Agent or any other Secured Party.

5.10                           No guarantee or indemnity

No Servicer Party, Transaction Party, the Administrative Agent or any other Secured Party shall have any liability for the obligations of an Obligor under any Contract and nothing in this Agreement shall constitute the giving of a guarantee or the assumption of a similar obligation by any such Person in respect thereof.

5.11                           Limited Recourse

No claim may be made by any party against any other party or their respective Affiliates, directors, officers, employees, attorneys or agents (each a “Default Party”) for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement or any other Transaction Document, or any act, omission or event occurring in connection herewith or therewith, except with respect to any claim arising out of the willful misconduct or gross negligence of such Default Party; and each party hereto hereby waives, releases, and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

5.12                           Responsible officer certificates; No recourse

Any certificate executed and delivered by a Responsible Officer of a Servicer Party pursuant to the terms of the Transaction Documents shall be executed by such Responsible Officer not in an individual capacity but solely in his or her capacity as an officer of such Servicer Party, and such Responsible Officer will not be subject to personal liability as to the matters contained in any such certificate.  A director, officer, employee or shareholder, as such, of any Servicer Party shall not have liability for any obligation of such Servicer Party hereunder or under any Transaction

Document for any claim based on, in respect of, or by reason of, any Transaction Document, unless such claim results from the gross negligence, fraudulent acts or wilful misconduct of such director, officer, employee or shareholder.

EXECUTION of Servicing Agreement:

The Master Servicer

BUNGE FINANCE B.V.

By:	/s/ Steven Claassens
Name: Steven Claassens
Title: Director

By:	/s/ Luc Dekkers
Name: Luc Dekkers
Title: Director

EXECUTION of Servicing Agreement:

The Seller

BUNGE SECURITIZATION B.V.

By:	/s/ Frans M.J. van Rijn
Name: Frans M.J. van Rijn
Title: Director

By:	/s/ L.F.S. Bagchus
Name: L.F.S. Bagchus
Title: Proxy holder

EXECUTION of Servicing Agreement:

Italian Intermediate Transferor

COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A.

By:	/s/ James Han
Name: James Han
Title: Executive Director

EXECUTION of Servicing Agreement:

U.S. Intermediate Transferor

BUNGE NORTH AMERICA CAPITAL, INC.

By:	/s/ John P. Gilsinn
Name: John P. Gilsinn
Title: Treasurer

EXECUTION of Servicing Agreement:

The Administrative Agent

COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A.

By:	/s/ James Han
Name: James Han
Title: Executive Director

EXECUTION of Servicing Agreement:

Sub-Servicer

BUNGE NORTH AMERICA INC.

By:	/s/ John P. Gilsinn
Name: John P. Gilsinn
Title: Treasurer

EXECUTION of Servicing Agreement:

Sub-Servicer

BUNGE OILS INC.

By:	/s/ John P. Gilsinn
Name: John P. Gilsinn
Title: Treasurer

EXECUTION of Servicing Agreement:

Sub-Servicer

BUNGE NORTH AMERICA (EAST), LLC

By:	/s/ John P. Gilsinn
Name: John P. Gilsinn
Title: Treasurer

EXECUTION of Servicing Agreement:

Sub-Servicer

BUNGE MILLING, INC.

By:	/s/ John P. Gilsinn
Name: John P. Gilsinn
Title: Treasurer

EXECUTION of Servicing Agreement:

Sub-Servicer

BUNGE NORTH AMERICA (OPD WEST), INC.

By:	/s/ John P. Gilsinn
Name: John P. Gilsinn
Title: Treasurer

EXECUTION of Servicing Agreement:

Sub-Servicer

BUNGE CANADA, by its general partner,
BUNGE CANADA HOLDINGS I ULC

By:	/s/ John P. Gilsinn
Name: John P. Gilsinn
Title: Assistant Treasurer

By:	/s/ Gregory L. Thebeau
Name: Gregory L. Thebeau
Title: Assistant Controller

EXECUTION of Servicing Agreement:

Sub-Servicer

WALTER RAU LEBENSMITTELWERKE GMBH

By:	/s/ Manfred Hübschmann
Name: Manfred Hübschmann
Title: Managing Director

By:	/s/ Thomas Mussweiler
Name: Thomas Mussweiler
Title: Managing Director

EXECUTION of Servicing Agreement:

Sub-Servicer

BUNGE ITALIA S.P.A.

By:	/s/ Maurizio Corcelli
Name: Maurizio Corcelli
Title: Managing Director

By:	/s/ Pierluigi Brunello
Name: Pierluigi Brunello
Title: Administrative Director

EXECUTION of Servicing Agreement:

Sub-Servicer

BUNGE IBÉRICA PORTUGAL, S.A.

By:	/s/ Vesselina Shaleva
Name: Vesselina Shaleva
Title: Director

By:	/s/ Jordi Costa
Name: Jordi Costa
Title: Director

EXECUTION of Servicing Agreement:

Sub-Servicer

BUNGE IBÉRICA, S.A.U.

By:	/s/ Joan Recasens
Name: Joan Recasens
Title: C.E.O.

By:	/s/ Mario Arroyo
Name: Mario Arroyo
Title: C.F.O.

SCHEDULE 1
INITIAL SUB-SERVICERS

1.	Bunge North America Inc.

2.	Bunge Oils Inc.

3.	Bunge North America (East), LLC

4.	Bunge Milling, Inc.

5.	Bunge North America (OPD West), Inc.

6.	Bunge Canada

7.	Walter Rau Lebensmittelwerke GmbH

8.	Bunge Italia S.p.A.

9.	Bunge Ibérica Portugal, S.A.

10.	Bunge Ibérica, S.A.U.

EXHIBIT A-1
FORM OF MONTHLY REPORT

(Attached)

Exhibit A-1 - Servicing Agreement

SERVICER REPORT

Applicable Settlement Period:	31-12-2010	to	31-01-2011
Aggregate Commitment:			700,000,000

Investment Requested by Seller:			[***]
Prior Settlement Period Investment as of 31-12-2010:			[***]

Loss Reserve Floor Requested (Min 10%, max 15%):			14.5%

Bunge Ltd S&P Rating:			BBB-
Bunge Master Trust Moody’s Rating:			Baa2

Weighted Average Dilution Lag in Last Collateral Audit (Days):			[***]

(1)	Aggregate Account Receivable Calculation (Rolforward Calculation)

(A1)	Beginning Aggregate A/R Balance	[***]
(B1)	Period Sales	[***]
(C1)	less Period Collections	[***]
(D1)	less Credit Memos	[***]
(E1)	less Write-offs	[***]
(F1)	less Other Miscellaneous Debits/(Credits)	[***]
(G1)	Outstanding Balance of all Receivables [Sum (A1):(F1)]	[***]

(2)	Calculation of Ineligible Receivables

(A2)	Payment Terms greater than 60 days	—
(B2)	Cross-Aged Receivables	—
(C2)	Bankrupt Obligors	—
(D2)	Other Ineligibles	—
(E2)	Non-US Government Receivables	—
(F2)	Receivables > 60 days past due	[***]
(G2)	Intercompany Receivables	[***]
(H2)	Total Ineligible Receivables [Sum of (A2):(G2)]	[***]

(3)	Calculation of Net Eligible Receivables Balance

(A3)	Credit Note Reduction	—
(B3)	Total Amounts already netted against Receivables Balance [Sum of (A3)]	—

(C3)	Outstanding Balance of all Receivables	[***]
(D3)	less Total Ineligible Receivables [(H2)]	[***]
(E3)	Outstanding Balance of all Eligible Receivables [Sum of (C3):(D3)]	[***]
(F3)	less Excess Obligor Concentrations	[***]
(G3)	less Excess Country Concentrations	[***]
(H3)	less Excess 31-60 Day Term Concentrations	—
(I3)	less Excess Government Receivables Concentrations	[***]
(J3)	less Excess Non-Investment Grade Country Concentrations	—
(K3)	less Excess Sparkasse Concentrations	—
(L3)	less Excess Banco Comercial Portugues Concentrations	—
(M3)	less Excess Non-Contract Jurisdiction Concentrations	—
(N3)	less Accrual Reserve	—
(O3)	less Obligor Payables	—
(P3)	Net Eligible Receivables Balance [Sum of (E3):(O3)]	[***]

***	Portions of this Exhibit have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

(4)	Calculation of Reserves

Loss Reserve Ratio Calculation:
(A4)	Peak Default Ratio (Highest 3-mo. Rolling Avg. in the last 12 mos.)	[***]
(B4)	Stress Factor	[***]
(C4)	Loss Horizon Ratio	[***]
(D4)	Loss Reserve Ratio [(A4)*(B4)*(C4)]	[***]

Dilution Reserve Ratio Calculation:
(E4)	Expected Dilution (12 mo. Rolling Avg. Dilution Ratio)	[***]
(F4)	Dilution Spike (Highest 1-Month Dilution Ratio in the last 12 months)	[***]
(G4)	Dilution Volatility [((F4)-(E4))*(F4)/(E4))]	[***]
(H4)	Stress Factor	[***]
(I4)	Dilution Horizon Ratio	[***]
(J4)	Dilution Reserve Ratio [((E4)*(H4)+(G4))*(I4)]	[***]

(K4)	Dynamic Loss and Dilution Reserve Percentage [(D4)+(J4)]	15.00%

Floor Reserve Calculation
(L4)	Minimum Loss Reserve (5 times non-rated obligor limit)	14.50%
(M4)	Expected Dilution multiplied by Dilution Ratio [(E4)*(I4)]	[***]
(N4)	Floor Reserve Percentage [(L4)+(M4)]	[***]

Yield and Servicer Fee Reserve Calculation:
(O4)	CP Rate + Margin of 1.3% + Servicing Fee of 0.5%	[***]
(P4)	DSO	[***]
(Q4)	Stress Factor	[***]
(R4)	Yield Reserve Ratio [((O4)/360)*(P4)*(Q4)]	[***]

(S4)	Required Reserve Percentage [(R4) plus greater of (K4) and (N4)]	[***]

(T4)	Required Reserve Amount [(S4)*(P3)]	[***]

(5)	Aging Information

	$	%
Current	[***]	[***]
31-60 Days Past Due	[***]	[***]
61-90 Days Past Due	[***]	[***]
91-120 Days Past Due	[***]	[***]
>120 Days Past Due	[***]	[***]
Unapplied Cash and Credits	—	[***]
Total Agings	[***]	[***]

(6)	Trigger Analysis

	Actual	Trigger	Comply?
Dilution Ratio Test	[***]	2.50%	[***]
Write-off Rate Test	[***]	1.00%	[***]
Delinquency Ratio Test	[***]	2.00%	[***]
Days Sales Outstanding Test	[***]	45.0%	[***]
Asset Coverage Test [(D8)/(P3)-(P3)*(S4))]	[***]	100.00%	[***]

***	Portions of this Exhibit have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

(7)	Excess Concentrations Calculations

		ST (or LT)	Eligible AR O/S	% of Eligible
	10 Largest Obligors	Ratings	Balance	Receivables	Applicable Limit	Excess
1	[***]	[***]	[***]	[***]	[***]	—
2	[***]	[***]	[***]	[***]	[***]	—
3	[***]	[***]	[***]	[***]	[***]	[***]
4	[***]	[***]	[***]	[***]	[***]	[***]
5	[***]	[***]	[***]	[***]	[***]	[***]
6	[***]	[***]	[***]	[***]	[***]	[***]
7	[***]	[***]	[***]	[***]	[***]	[***]
8	[***]	[***]	[***]	[***]	[***]	[***]
9	[***]	[***]	[***]	[***]	[***]	[***]
10	[***]	[***]	[***]	[***]	[***]	[***]
	[***]		[***]	[***]		[***]
	A/R of all Eligible Receivables [(E3)]		[***]

	Eligible AR O/S	% of Eligible
Other Excess Concentrations	Balance	Receivables	Applicable Limit	Excess
Excess Country Concentrations			[***]	[***]
31-60 Day Term	—	[***]	[***]	[***]
US Government Receivables	[***]	[***]	[***]	[***]
Receivables* in Non-Investment Grade Countries	[***]	[***]	[***]	[***]
Receivables with Collections at Sparkasse	[***]	[***]	[***]	[***]
Receivables with Collections at Banco Comercial Port	[***]	[***]	[***]	[***]
Receivables in Non-Contract Jurisdictions	[***]	[***]	[***]	[***]

* After applying individual country concentration limits

(8)	Investment Calculations

(A8)	Funding Base [(P3)-(T4)]	[***]
(B8)	Maximum Investment	[***]
(C8)	Investment (requested by Seller)	[***]
(D8)	Investment [Minimum of (B8), (C8)] (Roundown to nearest 10,000)	[***]

(9)	Investment Requests as of Last Settlement Period

(A9)	Prior Settlement Period Investment as of 31-12-2010	[***]
(B9)	New Settlement Period Investment [(D8)]	[***]
(C9)	Increase / (Decrease) in Settlement Period Commitment [(B9) - (A9)]	[***]
(D9)	Amounts Payable to Conduit Purchasers [(C9) if negative, else “0”]	[***]
(E9)	Amounts Payable to Main SPV [(C9) if positive, else “0”]	[***]

FX Rates:

(F9)	CAD / USD	[***]	USD / CAD	[***]
(G9)	EUR / USD	[***]	USD / EUR	[***]
(H9)	HUF / USD	[***]	USD / HUF	[***]
(I9)	USD / USD	[***]	USD / USD	[***]

Currency Investment Requests		In Currency	In USD
(J9)	New Settlement Period Investment Request in CAD	[***]	[***]
(K9)	New Settlement Period Investment Request in EUR	[***]	[***]
(L9)	New Settlement Period Investment Request in HUF	[***]	[***]
(M9)	New Settlement Period Investment Request in USD	[***]	[***]

***	Portions of this Exhibit have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

(10)	Investment Requests per Originator
		In Currency	In USD
(A10)	New Settlement Period Investment Request for Canada in CAD	[***]	[***]
(B10)	New Settlement Period Investment Request for Germany in EUR	[***]	[***]
(C10)	New Settlement Period Investment Request for Hungary in EUR	[***]	[***]
(D10)	New Settlement Period Investment Request for Italy in EUR	[***]	[***]
(E10)	New Settlement Period Investment Request for Portugal in EUR	[***]	[***]
(F10)	New Settlement Period Investment Request for Spain in EUR	[***]	[***]
(G10)	New Settlement Period Investment Request for Hungary in HUF	[***]	[***]
(H10)	New Settlement Period Investment Request for Canada in USD	[***]	[***]
(I10)	New Settlement Period Investment Request for Portugal in USD	[***]	[***]
(J10)	New Settlement Period Investment Request for Spain in USD	[***]	[***]
(K10)	New Settlement Period Investment Request for the US in USD	[***]	[***]

(11)	Investment Requests

Rabobank Investment Requests		In Currency	In USD
(A11)	New Settlement Period Investment Request in CAD	[***]	[***]
(B11)	New Settlement Period Investment Request in EUR	[***]	[***]
(C11)	New Settlement Period Investment Request in HUF	[***]	[***]
(D11)	New Settlement Period Investment Request in USD	[***]	[***]

Credit Agricole Investment Requests		In Currency	In USD
(E11)	New Settlement Period Investment Request in CAD	[***]	[***]
(F11)	New Settlement Period Investment Request in EUR	[***]	[***]
(G11)	New Settlement Period Investment Request in HUF	[***]	[***]
(H11)	New Settlement Period Investment Request in USD	[***]	[***]

BNP Paribas Investment Requests		In Currency	In USD
(I11)	New Settlement Period Investment Request in CAD	[***]	[***]
(J11)	New Settlement Period Investment Request in EUR	[***]	[***]
(K11)	New Settlement Period Investment Request in HUF	[***]	[***]
(L11)	New Settlement Period Investment Request in USD	[***]	[***]

HSBC Investment Requests		In Currency	In USD
(M11)	New Settlement Period Investment Request in CAD	[***]	[***]
(N11)	New Settlement Period Investment Request in EUR	[***]	[***]
(O11)	New Settlement Period Investment Request in HUF	[***]	[***]
(P11)	New Settlement Period Investment Request in USD	[***]	[***]

Subordinated Loan Investment Requests		In Currency	In USD
(M11)	New Settlement Period Investment Request in CAD	[***]	[***]
(N11)	New Settlement Period Investment Request in EUR	[***]	[***]
(O11)	New Settlement Period Investment Request in HUF	[***]	[***]
(P11)	New Settlement Period Investment Request in USD	[***]	[***]

The undersigned hereby represents and warrants that the foregoing is true and accurate accounting with respect to outstanding receivables as of 31-1-2011 in accordance with the Receivables Transfer Agreement dated June 1, 2011 and that all representations and warranties related to such Agreement are restated and reaffirmed.

BY:	DATE: 01-06-2011

***	Portions of this Exhibit have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

EXHIBIT A-2
FORM OF WEEKLY REPORT

(Attached)

Exhibit A-2 - Servicing Agreement

SERVICER REPORT*

Applicable Settlement Period:	31/12/2010	to	31/01/2011
Aggregate Commitment:			700,000,000

Investment Requested by Seller:			[***]
Prior Settlement Period Investment as of 31-12-2010:			[***]

Loss Reserve Floor Requested (Min 10%, max 15%):			14.5%

Bunge Ltd S&P Rating:			BBB-
Bunge Master Trust Moody’s Rating:			Baa2

Weighted Average Dilution Lag in Last Collateral Audit (Days):			[***]

(1)	Aggregate Account Receivable Calculation (Rolforward Calculation)

(A1)	Beginning Aggregate A/R Balance	[***]
(B1)	Period Sales	[***]
(C1)	less Period Collections	[***]
(D1)	less Credit Memos	[***]
(E1)	less Write-offs	[***]
(F1)	less Other Miscellaneous Debits/(Credits)	[***]
(G1)	Outstanding Balance of all Receivables [Sum (A1):(F1)]	[***]

(2)	Calculation of Ineligible Receivables

(A2)	Payment Terms greater than 60 days	—
(B2)	Cross-Aged Receivables	—
(C2)	Bankrupt Obligors	—
(D2)	Other Ineligibles	—
(E2)	Non-US Government Receivables	—
(F2)	Receivables > 60 days past due	[***]
(G2)	Intercompany Receivables	[***]
(H2)	Total Ineligible Receivables [Sum of (A2):(G2)]	[***]

(3)	Calculation of Net Eligible Receivables Balance

(A3)	Credit Note Reduction	—
(B3)	Total Amounts already netted against Receivables Balance [Sum of (A3)]	—

(C3)	Outstanding Balance of all Receivables	[***]
(D3)	less Total Ineligible Receivables [(H2)]	[***]
(E3)	Outstanding Balance of all Eligible Receivables [Sum of (C3):(D3)]	[***]
(F3)	less Excess Obligor Concentrations	[***]
(G3)	less Excess Country Concentrations	[***]
(H3)	less Excess 31-60 Day Term Concentrations	—
(I3)	less Excess Government Receivables Concentrations	[***]
(J3)	less Excess Non-Investment Grade Country Concentrations	—
(K3)	less Excess Sparkasse Concentrations	—
(L3)	less Excess Banco Comercial Portugues Concentrations	—
(M3)	less Excess Non-Contract Jurisdiction Concentrations	—
(N3)	less Accrual Reserve	—
(O3)	less Obligor Payables	[***]
(P3)	Net Eligible Receivables Balance [Sum of (E3):(O3)]	[***]

***	Portions of this Exhibit have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

(4)	Calculation of Reserves

Loss Reserve Ratio Calculation:
(A4)	Peak Default Ratio (Highest 3-mo. Rolling Avg. in the last 12 mos.)	[***]
(B4)	Stress Factor	[***]
(C4)	Loss Horizon Ratio	[***]
(D4)	Loss Reserve Ratio [(A4)*(B4)*(C4)]	[***]

Dilution Reserve Ratio Calculation:
(E4)	Expected Dilution (12 mo. Rolling Avg. Dilution Ratio)	[***]
(F4)	Dilution Spike (Highest 1-Month Dilution Ratio in the last 12 months)	[***]
(G4)	Dilution Volatility [((F4)-(E4))*(F4)/(E4))]	[***]
(H4)	Stress Factor	[***]
(I4)	Dilution Horizon Ratio	[***]
(J4)	Dilution Reserve Ratio [((E4)*(H4)+(G4))*(I4)]	[***]

(K4)	Dynamic Loss and Dilution Reserve Percentage [(D4)+(J4)]	15.00%

Floor Reserve Calculation
(L4)	Minimum Loss Reserve (5 times non-rated obligor limit)	14.50%
(M4)	Expected Dilution multiplied by Dilution Ratio [(E4)*(I4)]	[***]
(N4)	Floor Reserve Percentage [(L4)+(M4)]	[***]

Yield and Servicer Fee Reserve Calculation:
(O4)	CP Rate + Margin of 1.3% + Servicing Fee of 0.5%	[***]
(P4)	DSO	[***]
(Q4)	Stress Factor	[***]
(R4)	Yield Reserve Ratio [((O4)/360)*(P4)*(Q4)]	[***]

(S4)	Required Reserve Percentage [(R4) plus greater of (K4) and (N4)]	[***]

(T4)	Required Reserve Amount [(S4)*(P3)]	[***]

(5)	Aging Information

	$	%
Current	[***]	[***]
31-60 Days Past Due	[***]	[***]
61-90 Days Past Due	[***]	[***]
91-120 Days Past Due	[***]	[***]
>120 Days Past Due	[***]	[***]
Unapplied Cash and Credits	[***]	[***]
Total Agings	[***]	[***]

(6)	Trigger Analysis

	Actual	Trigger	Comply?
Dilution Ratio Test	[***]	2.50%	[***]
Write-off Rate Test	[***]	1.00%	[***]
Delinquency Ratio Test	[***]	2.00%	[***]
Days Sales Outstanding Test	[***]	45.0	[***]
Asset Coverage Test [(D8)/(P3)-(P3)*(S4))]	[***]	100.00%	[***]

***	Portions of this Exhibit have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

(7)	Excess Concentrations Calculations

		ST (or LT)	Eligible AR O/S	% of Eligible
	10 Largest Obligors	Ratings	Balance	Receivables	Applicable Limit	Excess
1	[***]	[***]	[***]	[***]	[***]	[***]
2	[***]	[***]	[***]	[***]	[***]	[***]
3	[***]	[***]	[***]	[***]	[***]	[***]
4	[***]	[***]	[***]	[***]	[***]	[***]
5	[***]	[***]	[***]	[***]	[***]	[***]
6	[***]	[***]	[***]	[***]	[***]	[***]
7	[***]	[***]	[***]	[***]	[***]	[***]
8	[***]	[***]	[***]	[***]	[***]	[***]
9	[***]	[***]	[***]	[***]	[***]	[***]
10	[***]	[***]	[***]	[***]	[***]	[***]
	Subtotal		[***]	[***]		[***]
	A/R of all Eligible Receivables [(E3)]		[***]

	Eligible AR O/S	% of Eligible
Other Excess Concentrations	Balance	Receivables	Applicable Limit	Excess
Excess Country Concentrations			[***]	[***]
31-60 Day Term	[***]	[***]	[***]	[***]
US Government Receivables	[***]	[***]	[***]	[***]
Receivables* in Non-Investment Grade Countries	[***]	[***]	[***]	[***]
Receivables with Collections at Sparkasse	[***]	[***]	[***]	[***]
Receivables with Collections at Banco Comercial Port	[***]	[***]	[***]	[***]
Receivables in Non-Contract Jurisdictions	[***]	[***]	[***]	[***]

* After applying individual country concentration limits

(8)	Investment Calculations

(A8)	Funding Base [(P3)-(T4)]	[***]
(B8)	Maximum Investment	[***]
(C8)	Investment (requested by Seller)	[***]
(D8)	Investment [Minimum of (B8), (C8)] (Roundown to nearest 10,000)	[***]

(9)	Investment Requests as of Last Settlement Period

(A9)	Prior Settlement Period Investment as of 31-12-2010	[***]
(B9)	New Settlement Period Investment [(D8)]	[***]
(C9)	Increase / (Decrease) in Settlement Period Commitment [(B9) - (A9)]	[***]
(D9)	Amounts Payable to Conduit Purchasers [(C9) if negative, else “0”]	[***]
(E9)	Amounts Payable to Main SPV [(C9) if positive, else “0”]	[***]

FX Rates:

(F9)	CAD / USD	[***]	USD / CAD	[***]
(G9)	EUR / USD	[***]	USD / EUR	[***]
(H9)	HUF / USD	[***]	USD / HUF	[***]
(I9)	USD / USD	[***]	USD / USD	[***]

Currency Investment Requests		In Currency	In USD
(J9)	New Settlement Period Investment Request in CAD	[***]	[***]
(K9)	New Settlement Period Investment Request in EUR	[***]	[***]
(L9)	New Settlement Period Investment Request in HUF	[***]	[***]
(M9)	New Settlement Period Investment Request in USD	[***]	[***]

***	Portions of this Exhibit have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

(10)	Investment Requests per Originator
		In Currency	In USD
(A10)	New Settlement Period Investment Request for Canada in CAD	[***]	[***]
(B10)	New Settlement Period Investment Request for Germany in EUR	[***]	[***]
(C10)	New Settlement Period Investment Request for Hungary in EUR	[***]	[***]
(D10)	New Settlement Period Investment Request for Italy in EUR	[***]	[***]
(E10)	New Settlement Period Investment Request for Portugal in EUR	[***]	[***]
(F10)	New Settlement Period Investment Request for Spain in EUR	[***]	[***]
(G10)	New Settlement Period Investment Request for Hungary in HUF	[***]	[***]
(H10)	New Settlement Period Investment Request for Canada in USD	[***]	[***]
(I10)	New Settlement Period Investment Request for Portugal in USD	[***]	[***]
(J10)	New Settlement Period Investment Request for Spain in USD	[***]	[***]
(K10)	New Settlement Period Investment Request for the US in USD	[***]	[***]

(11)	Investment Requests

Rabobank Investment Requests		In Currency	In USD
(A11)	New Settlement Period Investment Request in CAD	[***]	[***]
(B11)	New Settlement Period Investment Request in EUR	[***]	[***]
(C11)	New Settlement Period Investment Request in HUF	[***]	[***]
(D11)	New Settlement Period Investment Request in USD	[***]	[***]

Credit Agricole Investment Requests		In Currency	In USD
(E11)	New Settlement Period Investment Request in CAD	[***]	[***]
(F11)	New Settlement Period Investment Request in EUR	[***]	[***]
(G11)	New Settlement Period Investment Request in HUF	[***]	[***]
(H11)	New Settlement Period Investment Request in USD	[***]	[***]

BNP Paribas Investment Requests		In Currency	In USD
(I11)	New Settlement Period Investment Request in CAD	[***]	[***]
(J11)	New Settlement Period Investment Request in EUR	[***]	[***]
(K11)	New Settlement Period Investment Request in HUF	[***]	[***]
(L11)	New Settlement Period Investment Request in USD	[***]	[***]

HSBC Investment Requests		In Currency	In USD
(M11)	New Settlement Period Investment Request in CAD	[***]	[***]
(N11)	New Settlement Period Investment Request in EUR	[***]	[***]
(O11)	New Settlement Period Investment Request in HUF	[***]	[***]
(P11)	New Settlement Period Investment Request in USD	[***]	[***]

Subordinated Loan Investment Requests		In Currency	In USD
(M11)	New Settlement Period Investment Request in CAD	[***]	[***]
(N11)	New Settlement Period Investment Request in EUR	[***]	[***]
(O11)	New Settlement Period Investment Request in HUF	[***]	[***]
(P11)	New Settlement Period Investment Request in USD	[***]	[***]

The undersigned hereby represents and warrants that the foregoing is true and accurate accounting with respect to outstanding receivables as of 31-1-2011 in accordance with the Receivables Transfer Agreement dated June 1, 2011 and that all representations and warranties related to such Agreement are restated and reaffirmed.

BY:	DATE: 01/06/2011

* The Weekly Report will be similar to the Monthly Report but some of the calculations such as the Obligor Concentrations and the Required Reserve Percentage will be based on monthly calculations instead of weekly calculations.

***	Portions of this Exhibit have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

EXHIBIT A-3

FORM OF OUTSTANDING RECEIVABLES REPORT

(Attached)

Exhibit A-3 - Servicing Agreement

Outstanding Receivables Report

Bunge Subsidiary	Customer Name	Customer Address	Customer Number	Invoice Number	Invoice Date	Due Date	Currency	Invoice Amount (incl VAT if applicable)

EXHIBIT B

FORM OF SERVICER POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that [GRANTOR] (the “Principal”), a company organised under the laws of [•] by and through its duly elected representative, [NAME OF SIGNATORY], does hereby nominate, constitute and appoint BUNGE FINANCE B.V. (the “Grantee”), and each officer of the Grantee from time to time authorised by the Grantee and each other person or entity from time to time designated by a Grantee or such officer (each an “Attorney-in-Fact”) [under release from the restrictions of section 181 of the German Civil Code (Bürgerliches Gesetzbuch)] with full power of substitution, to act, together or alone, as the Principal’s true and lawful agent and attorney-in-fact, for it and in its name, place and stead, to take any and all steps in such Principal’s name and on behalf of such Principal as are necessary or desirable, in the reasonable determination of the Grantee (1) to collect all amounts due under any and all Portfolio Receivables, any Related Security with respect thereto and any other Collateral, including endorsing the Principal’s name on checks and other instruments representing Collections, giving instructions and other directions in respect of the Facility Accounts and enforcing the Portfolio Receivables, the Related Security and the related Contracts and (2) to otherwise service, administer, collect and manage the Portfolio Receivables and the Related Security with respect thereto in accordance with the terms of the Servicing Agreement dated on or about the date hereof between, among others, the Principal, the Grantee and Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A. and the Sub-Servicers from time to time party thereto (the “Servicing Agreement”).

Unless otherwise defined herein, capitalized terms which are used herein shall have the meanings assigned to such terms in the Servicing Agreement.

Each Attorney-in-Fact shall have full power and authority to do and perform any and all acts and things requisite for the purposes set forth hereinabove as fully for all intents and purposes as the undersigned might or could do in person.

This limited power of attorney is irrevocable and coupled with an interest.

This limited power of attorney may be assigned by each Attorney-in-Fact and any such person or entity designated by each Attorney-in-Fact.

The Principal hereby agrees that any person to whom this limited power of attorney is presented, as authority for an Attorney-in-Fact to take any action or actions contemplated hereby, may rely hereon without further inquiry and shall not be required to inquire into or seek confirmation from the Principal as to the authority of such Attorney-in-Fact to take any action described above, or as to the existence of or fulfillment of any condition to this limited power of attorney, which is intended to grant to each Attorney-in-Fact unconditionally the authority to take and perform the actions contemplated herein, and the Principal irrevocably waives any right to commence any suit or action, in law or equity, against any person or entity that acts in reliance upon or acknowledges the authority granted under this limited power of attorney.

Exhibit B - Servicing Agreement

This limited power of attorney shall be governed by and construed in accordance with the laws of [•].

IN WITNESS WHEREOF, the Principal has executed this Power of Attorney on this        day of                               , 2011.

[NAME OF GRANTOR]

By:
Name:
Title:

the foregoing instrument was acknowledged before me this              day of                     , 2011, by                                        of [NAME OF GRANTOR].

WITNESS my hand and official seal.

Notary Public

[NOTARIAL SEAL]

My commission expires:

EXHIBIT C

FORM OF ADMINISTRATIVE AGENT AND SELLER POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that [GRANTOR] (the “Principal”), a company organised under the laws of [•] by and through its duly elected representative, [NAME OF SIGNATORY], does hereby nominate, constitute and appoint each of COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A. (the “Administrative Agent”) and BUNGE SECURITIZATION B.V. (the “Seller”), (each a “Grantee”) and each officer of a Grantee from time to time authorised by such Grantee and each other person or entity from time to time designated by a Grantee or such officer (each an “Attorney-in-Fact”) [under release from the restrictions of section 181 of the German Civil Code (Bürgerliches Gesetzbuch)] with full power of substitution, to act, together or alone, as the Principal’s true and lawful agent and attorney-in-fact, for it and in its name, place and stead, to take any and all steps in such Principal’s name and on behalf of such Principal as are necessary or desirable, in the determination of the applicable Attorney-in-Fact, to collect all amounts due under the Portfolio Receivables, any Related Security with respect thereto, any Facility Account or any other Collateral, including:

(1)                                  endorsing the Principal’s name on checks and other instruments representing Collections and giving instructions and other directions in respect of the Facility Accounts;

(2)                                  enforcing the Portfolio Receivables, the Related Security and the related Contracts, including to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in connection therewith; and

(3)                                  filing any claims or taking any action or instituting any proceedings that the applicable Attorney-in Fact may deem to be necessary or desirable for the collection thereof or to enforce compliance with the terms and conditions of, or to perform any obligations or enforce any rights of any Seller Party in respect of, the Portfolio Receivables, the Related Security, the Facility Accounts, the Collateral and the other Transaction Documents.

Unless otherwise defined herein, capitalized terms which are used herein shall have the meanings assigned to such terms in the Servicing Agreement dated on or about the date hereof between, among others, the Principal, the Administrative Agent and the Sub-Servicers from time to time party thereto (the “Servicing Agreement”).

Each Attorney-in-Fact shall have full power and authority to do and perform any and all acts and things requisite for the purposes set forth hereinabove as fully for all intents and purposes as the undersigned might or could do in person.

This limited power of attorney is irrevocable and coupled with an interest.

This limited power of attorney may be assigned by each Attorney-in-Fact and any such person or entity designated by each Attorney-in-Fact.

Exhibit C - Servicing Agreement

The Principal hereby agrees that any person to whom this limited power of attorney is presented, as authority for an Attorney-in-Fact to take any action or actions contemplated hereby, may rely hereon without further inquiry and shall not be required to inquire into or seek confirmation from the Principal as to the authority of such Attorney-in-Fact to take any action described above, or as to the existence of or fulfillment of any condition to this limited power of attorney, which is intended to grant to each Attorney-in-Fact unconditionally the authority to take and perform the actions contemplated herein, and the Principal irrevocably waives any right to commence any suit or action, in law or equity, against any person or entity that acts in reliance upon or acknowledges the authority granted under this limited power of attorney.

This limited power of attorney shall be governed by and construed in accordance with the laws of [•].

IN WITNESS WHEREOF, the Principal has executed this Power of Attorney on this        day of                               , 2011.

[NAME OF GRANTOR]

By:
Name:
Title:

the foregoing instrument was acknowledged before me this              day of                     , 2011, by                                        of [NAME OF GRANTOR].

WITNESS my hand and official seal.

Notary Public

[NOTARIAL SEAL]

My commission expires:

EXHIBIT D

FORM OF ITALIAN FIRST NOTICE OF ASSIGNMENT

(Attached)

Exhibit D — Italian First Notice of Assignment

FORM OF NOTICE OF ASSIGNMENT
(ENGLISH)

To: [•] (Assigned Debtor)

[PLEASE INSERT THE RELEVANT DETAILS OF EACH OBLIGOR]

From:

Bunge Italia S.p.A.

Viale G. di Vittorio, 62

Ravenna

Italy

, 2011

Dear Sirs,

Re: Notice of assignment of receivables in accordance with Articles 1248, 1264 and 1265 of the Italian Civil Code - Instructions of payment - Information relating to personal data

We hereby inform you that, on 1st June 2011, in the context of a securitization transaction, Bunge Italia S.p.A. (the “Company”) has assigned, by entering into an assignment agreement named “Italian Receivables Purchase Agreement”, also pursuant to law 52/91, such Receivables to Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A., a bank having registered office in Croeselaan, 18, Utrecht 3521 CB, Netherlands (hereinafter, “Rabobank Nederland”):

•                                          all the receivables existing at the date hereof originated from commercial agreements entered into between you and our Company, as better detailed under Schedule 1 attached to this notice (the “Existing Receivables”); and

•                                          any future receivables originated from commercial agreements in place or that might be entered into between us, starting from the date hereof 2011 up to 31 May 2013 (the “Future Receivables” and together with the Existing Receivables, the “Receivables”).

In the context of the above mentioned securitization as described above and in compliance with the agreement named “Italian Intermediate Transfer Agreement” also dated 1st June 2011, the Receivables have been subsequently assigned by Rabobank Nederland to Bunge Securitization B.V. (hereinafter “Bunge Securitization”), a company having registered office in De Lairessestraat 154, 1075 HL Amsterdam, The Netherlands.

In order to guarantee the correct execution of any obligations of Bunge Securitization for the good outcome of the transaction, nonetheless the latter has (re)assigned by way of security all the

Receivables to Rabobank Nederland, in its capacity as administrative agent (mandatario) of the secured parties (the “Administrative Agent”).

As a result of the abovementioned assignments, Rabobank Nederland is the ultimate holder of the Receivables and has appointed our Company — as sub-servicer — to conduct, in the name and on behalf of the Administrative Agent, the servicing, administration, collection and management of the assigned Receivables, also on the basis of our business relations.

As a consequence, we kindly ask you, as of the date hereof, to make/[continue to make] any payment, due in relation to the agreements specified in Schedule 1 hereto, as well as any agreement which might be entered into with our Company, up to any other subsequent different notice, if any, on the following bank account IBAN [•] opened in the name of Bunge Italia S.p.A. with [•], [as already communicated with previous correspondence].

Please note that, as of today and up to different notice, pursuant to article 1260 of the Italian Civil Code, any payment made to an entity other than Bunge Italia S.p.A. (on the Bank Account designated above) shall not be considered able to redeem your debt.

We hereby also inform you that your personal data will be treated in compliance with the relevant laws and regulations, pursuant to the provisions of the Privacy Code (legislative decree 196/2003). For further information concerning such issue, we invite you to refer to Schedule 2 of this letter.

Yours faithfully,

BUNGE ITALIA S.P.A.

Schedule 1

LIST OF THE RECEIVABLES [PLEASE INSERT THE RELEVANT DETAILS OF THE RECEIVABLES]

Customer name	Customer address	Customer number	Invoice number	Due date	Currency	Invoice date	Invoice amount

Schedule 2

Information relating to personal data in accordance with Article 13 of Legislative Decree No. 196 of 30 June 2003

Pursuant to article 13, paragraphs 1 and 2 of Legislative Decree No 196 of 30 June 2003 (known as the “Privacy Code”), and in relation to the processing of your personal data, our Company notifies you the following.

As a consequence of the transfer hereto, also the personal data connected to the assigned receivables, the related assigned debtors and the related guarantors (the “Personal Data”) have been transferred to Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A. (“Rabobank Nederland”), which has become “Data Controller” (Titolare del trattamento) as provided for by article 28 of the Privacy Code. Rabobank Nederland, in its capacity as Data Controller, shall provide to the assigned debtors, the related guarantors and related successors (the “Interest Parties”) the privacy notice provided for pursuant to article 13 of the Privacy Code and complies with this obligation through such communication carried out by our Company, upon a specific mandate duly given to it.

In the light of the foregoing, your Personal Data will be processed in printed, computing and telematic form for the following purposes: (i) in connection with the ordinary business of the Data Controller; (ii) performance of contractual and lawful obligations and (iii) purposes connected with relationship with the debtors and related guarantor.

Your Personal Data may be disclosed at any time, and consequently processed, strictly in accordance with the above-mentioned purposes, by the following subjects: (i) Bunge Securitization, for the sole purposes of carrying out the Factoring Transaction and exercising the rights connected to the Receivables, as well as (ii) other entities for the purposes above mentioned and for the collection and payment services and any advice activity (including legal advice activity) in relation thereto.

The subjects belonging to the categories allowed to receive Personal Data shall use the same Personal Data as autonomous Data Controller, in full autonomy and in compliance with the Privacy Code. In particular Bunge Finance B.V., acting in its capacity as servicer for the management of the Receivables and the relevant cash and the Company acting in its capacity as sub-servicer, duly appointed by the servicer, will be entitled to process the Personal Data in their capacities as Data Processors. Personal Data may also be known by individuals belonging to the categories of consultants and/or employees of the Data Controller or Data Processors themselves in their capacity as persons in charge of the processing — and within the limits of the activities assigned and carried by them. The complete and updated list of the subjects whom Personal Data can be communicated or those who may have knowledge of them can be consulted in every moment filing a specific request to the Data Controller or the Data Processors. Personal Data can be communicated abroad for the above mentioned purposes, but only to subjects acting in countries which are member of the European Union. Personal Data shall not be disclosed.

Ultimately, our Company hereby informs you that Italian Law grants to each of the Interest Parties the specific rights pursuant to article 7 of the Privacy Code that can be exercised turning, in their capacities as Data Processor, to (i) Bunge Finance B.V., at its registered office in Weena 320,3012 NJ Rotterdam, the Netherlandsor to the following numbers: fax number +31 10 217 6652 and phone number +31 10 217 6652, or, alternatively, (ii) Bunge Italia S.p.A., at its registered office in Viale G. di

Vittorio, 62, Ravenna, Italia, or to the following numbers: fax number +39 0544539030 and phone number +39 0544696311.

Our offices remain at your disposal for whats0ever need.

Best regards,

BUNGE ITALIA S.P.A.

FORM OF NOTICE OF ASSIGNMENT
(ITALIAN)

A:

[•] [PLEASE INSERT THE RELEVANT DETAILS OF EACH OBLIGOR]

Da:

Bunge Italia S.p.A.

Viale G. di Vittorio, 62

Ravenna

Italia

, 2011

Egregi Signori,

Oggetto:                                                Notifica di cessione di crediti ai sensi e per gli effetti degli articoli 1248, 1264 e 1265 del Codice Civile — Istruzioni di pagamento — Informativa in materia di dati personali

Con la presente, La informiamo che in data 1° giugno 2011, nell’ambito di un’operazione di factoring, Bunge Italia S.p.A. (la “Società”), in forza di un contratto denominato “Italian Receivables Purchase Agreement” ha ceduto, ai sensi e per gli effetti della l. 52/91, i Crediti a Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A., una banca avente sede legale in Croeselaan, 18, Utrecht 3521 CB, Netherlands (“Rabobank Nederland”):

•                                          i crediti esistenti alla data odierna derivanti dai taluni contratti di natura commerciali stipulati tra Lei e la Nostra Società, come meglio dettagliati sub Allegato 1 alla presente notifica (i “Crediti Esistenti”); nonché

•                                         tutti i crediti futuri che sorgeranno dai contratti in essere alla data odierna e/o che d’ora innanzi saranno stipulati tra Lei e la Nostra Società, nel corso dei prossimi mesi sino al 31 maggio 2013 (i “Crediti Futuri”, ed insieme ai Crediti Esistenti, i “Crediti”).

Nel contesto della medesima operazione di cessione di crediti commerciali, ai sensi di un contratto denominato “Italian Intermediate Transfer Agreement” stipulato in pari data, i Crediti sono stati oggetto di un’ulteriore cessione da Rabobank Nederland in favore di Bunge Securitization B.V. (

“Bunge Securitization”) una società con sede sociale in De Lairessestraat 154, 1075 HL Amsterdam, The Netherlands.

Al fine di garantire il corretto adempimento delle obbligazioni poste in capo a Bunge Securitization per il buon esito dell’operazione in oggetto, tuttavia quest’ultima ha (ri)ceduto in garanzia tutti i Crediti a Rabobank Nederland, nella sua qualità di mandatario (administrative agent) delle controparti contrattuali garantite (l’”Administrative Agent”).

A seguito di tali cessioni, Rabobank Nederland è il titolare ultimo dei Crediti vantati nei Suoi confronti ed ha conferito alla nostra Società — in qualità di sub-servicer — l’incarico d’incassare, in nome e per conto dell’Admnistrative Agent, tutte le somme dovute in relazione ai Crediti, alla luce dei nostri reciproci rapporti commerciali.

Per l’effetto, La informiamo altresì del fatto che, con decorrenza dalla data della presente, ogni e qualsiasi Suo futuro pagamento dovuto ai sensi dei contratti indicati in allegato, nonché di ogni ulteriore contratto che verrà stipulato con la Nostra Società - dovrà da Lei essere effettuato/[continuare ad essere effettuato], sino ad eventuale e diversa comunicazione, sul conto corrente IBAN [•], aperto in nome di Bunge Italia S.p.A. presso [•].

La preghiamo di notare che, a far data dalla data odierna e salvo diversa successiva istruzione, ai sensi e per gli effetti dell’art. 1264, cod. civ., ogni pagamento effettuato nei confronti di soggetto diverso da Bunge Italia S.p.A. (nel conto corrente indicato al paragrafo che precede) non potrà essere considerato liberatorio della Sua posizione debitoria.

Con l’occasione, La informiamo altresì che i Suoi dati personali verranno trattati nel rispetto della normativa vigente conformemente a quanto previsto dal Codice in Materia di Dati Personali (d. lgs. 196/2003). Per ulteriori informazioni al riguardo, La invitiamo a far riferimento all’Allegato 2 alla presente lettera.

Cordiali saluti,

BUNGE ITALIA S.P.A.

(1)           Allegato 1

(2)           LISTA DEI CREDITI [PLEASE INSERT THE RELEVANT DETAILS OF THE RECEIVABLES]

Customer name	Customer address	Customer number	Invoice number	Due date	Currency	Invoice date	Invoice amount

(3)

Allegato 2

(4)           Informativa Privacy ai sensi dell’art. 13 del d.lgs. 196/2003

La cessione dei Crediti, di cui alla presente notifica, ha comportato necessariamente il trasferimento a Rabobank Nederland anche dei dati personali - anagrafici, patrimoniali e reddituali - contenuti nei documenti e nelle evidenze informatiche connessi ai crediti e relativi ai debitori ceduti ed ai rispettivi garanti (i “Dati Personali”). Ciò premesso, Rabobank Nederland, in qualità di titolare del trattamento (il “Titolare”), è tenuta a fornire ai debitori ceduti, ai rispettivi garanti, ai loro successori ed aventi causa (gli “Interessati”) l’informativa di cui all’art. 13 del d.lgs. 196/2003 meglio noto come “Codice in materia di Protezione dei Dati Personali” (il “Codice Privacy”) ed assolve tale obbligo mediante la presente comunicazione effettuata a mezzo della Nostra Società, previo apposito incarico.

Pertanto, ai sensi e per gli effetti dell’art. 13 del Codice Privacy, la Nostra Società - in nome e per conto proprio nonché di Rabobank Nederland e degli altri soggetti di seguito individuati - informa che i Dati Personali degli Interessati contenuti nei documenti relativi a ciascun credito ceduto saranno trattati esclusivamente nell’ambito della ordinaria attività del Titolare e, inter alia, per adempiere agli obblighi previsti dalla legge o dai regolamenti nonché con finalità connesse e strumentali ai rapporti con i debitori/garanti.

Il trattamento dei Dati Personali avverrà mediante elaborazioni manuali o strumenti elettronici e comunque, in modo da garantire la sicurezza e la riservatezza dei Dati Personali stessi.

I Dati Personali potranno, altresì, essere comunicati - in ogni momento — a Bunge Securitization, per la sola realizzazione dell’operazione di factoring e dell’esercizio dei diritti ad essa spettanti in relazione ai Crediti, nonché a soggetti volti a realizzare le finalità sopra elencate nonché le finalità relative, tra le altre, all’espletamento dei servizi di cassa e pagamento e ad ogni attività di consulenza anche legale che dovesse rendersi necessaria in questo ambito.

I soggetti appartenenti alle categorie ai quali i dati potranno essere comunicati utilizzeranno i dati in qualità di autonomi titolari del trattamento, in piena autonomia e nel rispetto delle disposizioni del Codice Privacy. In particolare, Bunge Finance B.V., operando in qualità di servicer per la gestione dei crediti e del relativo incasso, e la Nostra Società nella sua qualità di sub-servicer, su apposita delega del servicer, tratteranno i dati in qualità di Responsabili del trattamento. Possono altresì venire a conoscenza dei Dati Personali in qualità di incaricati del trattamento — nei limiti dello svolgimento delle mansioni assegnate — persone fisiche appartenenti alle categorie dei consulenti e/o dei dipendenti del Titolare e/o dei Responsabili stessi. L’elenco completo ed aggiornato dei soggetti ai quali i Dati Personali possono essere comunicati e di quelli che ne possono venire a conoscenza possono essere consultati in ogni momento inoltrando apposita richiesta al Titolare o ai Responsabili del trattamento. I Dati Personali potranno anche essere comunicati all’estero per dette finalità ma solo a soggetti che operino in Paesi appartenenti all’Unione Europea. I Dati Personali non saranno oggetto di diffusione.

La Nostra Società informa, infine, che la legge attribuisce a ciascuno degli Interessati gli specifici diritti di cui all’art. 7 del Codice in materia di Protezione dei Dati Personali che possono essere esercitati rivolgendosi ai Responsabili del Trattamento ed in particolare: a Bunge Finance B.V., presso la propria sede legale in Weena 320,3012 NJ Rotterdam, the Netherlandsor o ai seguenti recapiti: numero di fax +31 10 217 6652 e numero di telefono +31 10 217 6652, o, alternativamente, a Bunge Italia S.p.A., presso la propria sede legale in Viale G. di Vittorio, 62, Ravenna, Italia o ai seguenti recapiti: numero di fax +39 0544539030 e numero di telefono +39 0544696311.

I nostri uffici resteranno a Vostra disposizione per qualunque esigenza ai recapiti anzidetti.

Con i migliori saluti,

BUNGE ITALIA S.P.A.

EXHIBIT E

FORM OF ITALIAN MONTHLY NOTICE OF ASSIGNMENT

(Attached)

Exhibit D — Italian First Notice of Assignment

FORM OF NOTICE OF ASSIGNMENT
(ENGLISH)

To: [•] (Assigned Debtor)

[PLEASE INSERT THE RELEVANT DETAILS OF EACH OBLIGOR]

From:

Bunge Italia S.p.A.

Viale G. di Vittorio, 62

Ravenna

Italy

, 2011

Dear Sirs,

Re: Notice of assignment of receivables in accordance with Articles 1248, 1264 and 1265 of the Italian Civil Code - Instructions of payment - Information relating to personal data

We hereby inform to you that, in the context of the securitization transaction (whose implementation by Bunge Italia S.p.A. (the “Company”) has been communicated to you by our letter dated [•] 2011, the Company has assigned:

•                                          all the receivables originated from our commercial agreements in place during the last previous month (i.e. from [•] to [•]) — as also evidenced in each invoice sent to you during the last previous month (the “Receivables”), to Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A., a bank having registered office in Croeselaan, 18, Utrecht 3521 CB, Netherlands (hereinafter, “Rabobank Nederland”) pursuant to an agreement named “Italian Receivables Purchase Agreement” date 1st June 2011, governed by law 52/91. We also inform you, that in the context of the above mentioned securitization and in compliance with the agreement named “Italian Intermediate Transfer Agreement” also dated 1st June 2011, the Receivables have been subsequently assigned by Rabobank Nederland to Bunge Securitization B.V. (hereinafter “Bunge Securitization”), a company having registered office in De Lairessestraat 154, 1075 HL Amsterdam, The Netherlands and at the end, have been (re)assigned by way of security to Rabobank Nederland (which is the ultimate owner of the Receivables), in its capacity as administrative agent (mandatario) of the secured parties (the “Administrative Agent”).

In our capacity as sub-servicer, we continue to conduct, in the name and on behalf of the Administrative Agent, the servicing, collection and administration of the Receivables and for such reason we kindly ask you to continue to make any payments, due in relation to the Receivables on the following bank account IBAN [•] opened in the name of Bunge Italia S.p.A. with [•].

Please note that, as of today and up to different notice, pursuant to article 1260 of the Italian Civil Code, any payment made to an entity other than Bunge Italia S.p.A. (on the Bank Account designated above) shall not be considered able to redeem your debt.

We hereby also inform you that your personal data will be continued to be treated in compliance with the relevant laws and regulations, pursuant to the provisions of the Privacy Code (legislative decree 196/2003), as already communicated to you with our previous correspondence. For your convenience the information already given to you for data protection purposes is (re)attached hereto as Schedule 1.

Yours faithfully,

BUNGE ITALIA S.P.A.

Schedule 1

Information relating to personal data in accordance with Article 13 of Legislative Decree No. 196 of 30 June 2003

Pursuant to article 13, paragraphs 1 and 2 of Legislative Decree No 196 of 30 June 2003 (known as the “Privacy Code”), and in relation to the processing of your personal data, our Company notifies you the following.

As a consequence of the transfer hereto, also the personal data connected to the assigned receivables, the related assigned debtors and the related guarantors (the “Personal Data”) have been transferred to Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A. (“Rabobank Nederland”), which has become “Data Controller” (Titolare del trattamento) as provided for by article 28 of the Privacy Code. Rabobank Nederland, in its capacity as Data Controller, shall provide to the assigned debtors, the related guarantors and related successors (the “Interest Parties”) the privacy notice provided for pursuant to article 13 of the Privacy Code and complies with this obligation through such communication carried out by our Company, upon a specific mandate duly given to it.

In the light of the foregoing, your Personal Data will be processed in printed, computing and telematic form for the following purposes: (i) in connection with the ordinary business of the Data Controller; (ii) performance of contractual and lawful obligations and (iii) purposes connected with relationship with the debtors and related guarantor.

Your Personal Data may be disclosed at any time, and consequently processed, strictly in accordance with the above-mentioned purposes, by the following subjects: (i) Bunge Securitization, for the sole purposes of carrying out the Factoring Transaction and exercising the rights connected to the Receivables, as well as (ii) other entities for the purposes above mentioned and for the collection and payment services and any advice activity (including legal advice activity) in relation thereto.

The subjects belonging to the categories allowed to receive Personal Data shall use the same Personal Data as autonomous Data Controller, in full autonomy and in compliance with the Privacy Code. In particular Bunge Finance B.V., acting in its capacity as servicer for the management of the Receivables and the relevant cash and the Company acting in its capacity as sub-servicer, duly appointed by the servicer, will be entitled to process the Personal Data in their capacities as Data Processors. Personal Data may also be known by individuals belonging to the categories of consultants and/or employees of the Data Controller or Data Processors themselves in their capacity as persons in charge of the processing — and within the limits of the activities assigned and carried by them. The complete and updated list of the subjects whom Personal Data can be communicated or those who may have knowledge of them can be consulted in every moment filing a specific request to the Data Controller or the Data Processors. Personal Data can be communicated abroad for the above mentioned purposes, but only to subjects acting in countries which are member of the European Union. Personal Data shall not be disclosed.

Ultimately, our Company hereby informs you that Italian Law grants to each of the Interest Parties the specific rights pursuant to article 7 of the Privacy Code that can be exercised turning, in their capacities as Data Processor, to (i) Bunge Finance B.V., at its registered office in Weena 320,3012 NJ Rotterdam, the Netherlandsor, or to the following numbers: fax number +31 10 217 6652 and phone number +31 10 217 6652, or, alternatively, (ii) Bunge Italia S.p.A., at its registered office in Viale G. di Vittorio, 62, Ravenna, Italia, or to the following numbers: fax number +39 0544539030 and phone number +39 0544696311.

Our offices remain at your disposal for whats0ever need.

Best regards,

BUNGE ITALIA S.P.A.

FORM OF NOTICE OF ASSIGNMENT
(ENGLISH)

A:

[•] [PLEASE INSERT THE RELEVANT DETAILS OF EACH OBLIGOR]

Da:

Bunge Italia S.p.A.

Viale G. di Vittorio, 62

Ravenna

Italia

, 2011

Gentile Cliente,

Oggetto:                                                Notifica di cessione di crediti ai sensi e per gli effetti degli articoli 1248, 1264 e 1265 del Codice Civile — Istruzioni di pagamento — Informativa in materia di dati personali

Con la presente, Le confermiamo e ulteriormente notifichiamo che nell’ambito del programma di cessione di crediti commerciali (la cui realizzazione da parte di Bunge Italia S.p.A. (la “Società”) Le è stata precedentemente notificata con lettera inviata in data [•] 2011), la Società ha ceduto:

•                                          tutti i crediti derivanti dai contratti in essere tra Voi e la nostra Società nel corso degli ultimi 30 giorni (i.e. da [•] a [•]) — così come anche specificati ed ulteriormente identificati in ciascuna fattura che Le abbiamo inviato nel corso degli ultimi 30 giorni (i “Crediti”), a Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A., una banca avente sede legale in Croeselaan, 18, Utrecht 3521 CB, Netherlands (“Rabobank Nederland”), ai sensi di un contratto denominato “Italian Receivables Purchase Agreement”, datato 1 giugno 2011 e regolato dalla l. 52/91. La informiamo altresì che nel contesto della medesima operazione di cessione di crediti commerciali, nonché ai sensi di un contratto denominato “Italian Intermediate Transfer Agreement” stipulato in pari data, i Crediti sono stati oggetto di un’ulteriore cessione da Rabobank Nederland in favore di Bunge Securitization B.V. (“Bunge Securitization”) una società con sede sociale in De Lairessestraat 154, 1075 HL Amsterdam, The Netherlands, e, infine, (ri)ceduti in garanzia a Rabobank Nederland (il quale è il titolare ultimo dei Crediti), nella sua qualità di mandatario (administrative agent) delle controparti contrattuali garantite (l’”Administrative Agent”).

In qualità di sub-servicer, abbiamo continuato a svolgere, in nome e per conto dell’Administrative Agent, l’incarico di gestire, incassare e amministrare i Crediti, e, pertanto, La preghiamo di continuare ad effettuare qualsiasi pagamento, dovuto in relazione ai Crediti, sul conto corrente IBAN [•], aperto in nome di Bunge Italia S.p.A. presso [•].

Per l’effetto, Le chiediamo la gentilezza di continuare ad effettuare ogni e qualsiasi Vostro futuro pagamento dovuto in relazione ai Crediti, sino ad eventuale e diversa comunicazione, sul conto corrente IBAN [•], aperto in nome di Bunge Italia S.p.A. presso [•], come comunicatole con precedente corrispondenza.

La preghiamo di notare che, ai sensi e per gli effetti dell’art. 1260, cod. civ., ogni pagamento effettuato nei confronti di soggetto diverso da Bunge Italia S.p.A. (nel conto corrente indicato al paragrafo che precede) non potrà essere considerato liberatorio della Sua posizione debitoria.

Con l’occasione, La informiamo altresì che i Suoi dati personali verranno trattati nel rispetto della normativa vigente conformemente a quanto previsto dal Codice in Materia di Dati Personali (d. lgs. 196/2003), come comunicatoLe con precedente corrispondenza. Per Sua comodità, le informazioni al riguardo, precedentemente trasmesse, sono nuovamente allegate alla presente lettera all’Allegato 1.

Cordiali saluti,

BUNGE ITALIA S.P.A.

Allegato 1

(5)           Informativa Privacy ai sensi dell’art. 13 del d.lgs. 196/2003

La cessione dei Crediti, di cui alla presente notifica, ha comportato necessariamente il trasferimento a Rabobank Nederland anche dei dati personali - anagrafici, patrimoniali e reddituali - contenuti nei documenti e nelle evidenze informatiche connessi ai crediti e relativi ai debitori ceduti ed ai rispettivi garanti (i “Dati Personali”). Ciò premesso, Rabobank Nederland, in qualità di titolare del trattamento (il “Titolare”), è tenuta a fornire ai debitori ceduti, ai rispettivi garanti, ai loro successori ed aventi causa (gli “Interessati”) l’informativa di cui all’art. 13 del d.lgs. 196/2003 meglio noto come “Codice in materia di Protezione dei Dati Personali” (il “Codice Privacy”) ed assolve tale obbligo mediante la presente comunicazione effettuata a mezzo della Nostra Società, previo apposito incarico.

Pertanto, ai sensi e per gli effetti dell’art. 13 del Codice Privacy, la Nostra Società - in nome e per conto proprio nonché di Rabobank Nederland e degli altri soggetti di seguito individuati - informa che i Dati Personali degli Interessati contenuti nei documenti relativi a ciascun credito ceduto saranno trattati esclusivamente nell’ambito della ordinaria attività del Titolare e, inter alia, per adempiere agli obblighi previsti dalla legge o dai regolamenti nonché con finalità connesse e strumentali ai rapporti con i debitori/garanti.

Il trattamento dei Dati Personali avverrà mediante elaborazioni manuali o strumenti elettronici e comunque, in modo da garantire la sicurezza e la riservatezza dei Dati Personali stessi.

I Dati Personali potranno, altresì, essere comunicati - in ogni momento — a Bunge Securitization, per la sola realizzazione dell’operazione di factoring e dell’esercizio dei diritti ad essa spettanti in relazione ai Crediti, nonché a soggetti volti a realizzare le finalità sopra elencate nonché le finalità relative, tra le altre, all’espletamento dei servizi di cassa e pagamento e ad ogni attività di consulenza anche legale che dovesse rendersi necessaria in questo ambito.

I soggetti appartenenti alle categorie ai quali i dati potranno essere comunicati utilizzeranno i dati in qualità di autonomi titolari del trattamento, in piena autonomia e nel rispetto delle disposizioni del Codice Privacy. In particolare, Bunge Finance B.V., operando in qualità di servicer per la gestione dei crediti e del relativo incasso, e la Nostra Società nella sua qualità di sub-servicer, su apposita delega del servicer, tratteranno i dati in qualità di Responsabili del trattamento. Possono altresì venire a conoscenza dei Dati Personali in qualità di incaricati del trattamento — nei limiti dello svolgimento delle mansioni assegnate — persone fisiche appartenenti alle categorie dei consulenti e/o dei dipendenti del Titolare e/o dei Responsabili stessi. L’elenco completo ed aggiornato dei soggetti ai quali i Dati Personali possono essere comunicati e di quelli che ne possono venire a conoscenza possono essere consultati in ogni momento inoltrando apposita richiesta al Titolare o ai Responsabili del trattamento. I Dati Personali potranno anche essere comunicati all’estero per dette finalità ma solo a soggetti che operino in Paesi appartenenti all’Unione Europea. I Dati Personali non saranno oggetto di diffusione.

La Nostra Società informa, infine, che la legge attribuisce a ciascuno degli Interessati gli specifici diritti di cui all’art. 7 del Codice in materia di Protezione dei Dati Personali che possono essere esercitati rivolgendosi ai Responsabili del Trattamento ed in particolare: a Bunge Finance B.V., presso la propria sede legale in Weena 320,3012 NJ Rotterdam, the Netherlandsor o ai seguenti recapiti: numero di fax +31 10 217 6652 e numero di telefono +31 10 217 6652, o, alternativamente, a Bunge Italia S.p.A., presso la propria sede legale in Viale G. di Vittorio, 62, Ravenna, Italia o ai seguenti recapiti: numero di fax +39 0544539030 e numero di telefono +39 0544696311.

I nostri uffici resteranno a Vostra disposizione per qualunque esigenza ai recapiti anzidetti.

Con i migliori saluti,

BUNGE ITALIA S.P.A.

EXHIBIT F

FORM JOINDER AGREEMENT

(Attached).

Exhibit F — Form of Joinder Agreement

FORM OF JOINDER AGREEMENT

Dated [•] 20[•]

Reference is made to the Servicing Agreement, dated as of June 1, 2011 (the “Servicing Agreement”), by and among Bunge Securitization B.V. (the “Seller”), Bunge North America Capital, Inc. (the “U.S. Intermediate Transferor”), Cooperatieve Centrale Raiffeisen-Boerenleenbank (the “Italian Intermediate Transferor”), the Persons set forth on Schedule 1 thereto as Sub-Servicers, as Bunge Finance B.V. (the “Master Servicer”), and Cooperatieve Centrale Raiffeisen-Boerenleenbank (the “Administrative Agent”).  Terms defined in the Servicing Agreement are used herein with the same meaning.

[•] (the “Sub-Servicer”) hereby agrees as follows:

1.                                       By execution and delivery of this Joinder Agreement, the Sub-Servicer elects to become a “Sub-Servicer” and “Originator” under the Servicing Agreement.

2.                                      The effective date (the “Effective Date”) of this Joinder Agreement shall be the later of (i) the date on which a fully executed copy of this Joinder Agreement is delivered to the Administrative Agent and (ii) the date of this Joinder Agreement.

3.                                       By executing and delivering this Joinder Agreement, the Sub-Servicer confirms to and agrees with each other party to the Servicing Agreement that (i) it has received a copy of the Servicing Agreement; (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Servicing Agreement and the documents or agreements to be delivered thereunder are required to be performed by it as a Sub-Servicer (including, without limitation, those obligations and duties set forth in Section 2.5 of the Servicing Agreement); (iv) its address and telecopier number for notices shall be the office set forth beneath its name on the signature pages of this Joinder Agreement; and (v) this Joinder Agreement has been duly authorized, executed and delivered by it pursuant to its applicable corporate powers and constitutes the legal, valid and binding obligation of the Sub-Servicer, subject to any limitation on the enforceability thereof against the Sub-Servicer arising from the application of any applicable Insolvency Law or by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or law).

4.                                       This Joinder Agreement may be executed by one or more of the parties on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

5.                                       This Joinder Agreement and the rights and obligations of the parties hereto shall be governed by and construed in accordance with the law of the State of New York, other than those conflict of law provisions that would defer to the substantive laws of another jurisdiction.  This governing law election has been made by the parties in reliance (at least in part) on Section 5-1401 of the General Obligation Law of the State of New York, as amended (as and to the extent applicable), and other applicable Law.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

EXECUTION:

The parties hereto have caused this Joinder Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

SUB-SERVICER:

[NAME(S)]

By:
Name:
Title:

Address and telecopier number for notices:
[Address]
[Telecopier No.]